                                                                     HERITAGE
                                                                       SERIES
                                                                        TRUST

                                       [Photos of people working and playing]




                From Our Family to Yours: The Intelligent Creation of Wealth.



                                         Eagle International Equity Portfolio
                                                           Growth Equity Fund
                                                         Small Cap Stock Fund
                                                            Value Equity Fund


                                 Annual Report
                           and Investment Performance
                           Review for the Year Ended
                                October 31, 1997




                               [HERITAGE LOGO]
                               ---------------
                              Series Trust (TM)
                              -----------------

                             HERITAGE SERIES TRUST
                                 ANNUAL REPORT
                               TABLE OF CONTENTS

PRESIDENT'S LETTER..........................................    1
PORTFOLIO COMMENTARY AND GRAPHS:
     EAGLE INTERNATIONAL EQUITY PORTFOLIO
          Investment Commentary.............................    2
          Performance Graphs................................    3
     GROWTH EQUITY FUND
          Portfolio Management Letter.......................    4
          Performance Graphs................................    5
     SMALL CAP STOCK FUND
          Portfolio Management Letters......................    6
          Performance Graphs................................    8
     VALUE EQUITY FUND
          Portfolio Management Letter.......................    9
          Performance Graphs................................   10
INVESTMENT PORTFOLIOS.......................................   11
STATEMENT OF ASSETS AND LIABILITIES.........................   27
STATEMENT OF OPERATIONS.....................................   28
STATEMENT OF CHANGES IN NET ASSETS..........................   29
FINANCIAL HIGHLIGHTS........................................   31
NOTES TO FINANCIAL STATEMENTS...............................   35

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

                                                                December 5, 1997

Dear Fellow Shareholders:

    It is my pleasure to provide you with the annual report for Heritage Series Trust for the fiscal year ended October 31, 1997. Continuing with the approach we began earlier this year, the reports for each of the four separate investment portfolios available within the Heritage Series Trust are provided to you in this combined document. We have received positive comments from many of you regarding this process. I hope it continues to provide you with the investment information you need, while reducing the volume of mail for those of you who own more than one of these funds. As always, please feel free to call us at 800/709-FUND (3863) with any comments you would like to share with us.

    For the fiscal year covered by this report, each of the funds in Heritage Series Trust generated positive returns for our investors and performed quite well compared to their respective fund category averages and market indices. These returns are given in the table below:

FUND                                  "EAGLE" SHARES     "A" SHARES(1)     "C" SHARES(1)    INDEX(2)   CATEGORY AVERAGE(3)
----                                 ----------------   ---------------   ---------------   --------   -------------------
Eagle International Equity
  Portfolio........................         +9.98%            +10.71%           + 9.79%      + 4.63%         +10.43%
Growth Equity Fund.................           N/A             +33.99            +32.99       +32.12           +27.37
Small Cap Stock Fund...............           N/A             +36.68            +35.63       +29.33           +26.57
Value Equity Fund..................           N/A             +28.69            +27.79       +32.12           +28.40

    In the pages that follow, you will find portfolio commentaries and performance graphs for each of these funds. (Because the assets of the Small Cap Stock Fund are allocated to two subadvisers, you will find two letters relating to this fund.) Following this information you will find portfolio holdings and other important information for all of the funds. We hope that you will discuss with your financial advisors how any of these funds that you do not currently own may fit into your investment plans.

    At their August 15, 1997 meeting, your Board of Trustees authorized us to reallocate the assets of the Value Equity Fund to Eagle Asset Management, Inc. from Dreman Value Advisors, Inc. This change was effective October 1, 1997. Eagle had previously managed the Value Equity Fund's portfolio and had remained as a subadviser to this fund, even though no assets were allocated to Eagle from mid-1996 through September 1997. We and your Board of Trustees feel very confident in the abilities of Michael Chren and the investment team at Eagle to provide excellent investment leadership for this fund. One result of almost any subadviser change is a repositioning of the portfolio to reflect the new manager's investment strategy. The short-term effect of this can be to generate additional portfolio turnover and the accompanying capital gains that must be distributed to shareholders and reported on their Form 1099S. This repositioning now is substantially complete. Thus, we should expect this fund to have lower portfolio turnover in fiscal 1998 than in fiscal 1997.

    During the portion of the fiscal year for which Dreman Value Advisors, Inc. managed the Value Equity Fund portfolio, this fund added to its holdings in basic industries, while reducing its holdings in banking and oil and gas in order to provide additional industry diversification. Additionally, some profits were taken in selected technology and health care companies as these stocks rose to price/earnings ratios that triggered the manager's sell discipline. The number of stocks in the portfolio declined by about one-third as the subadviser chose to concentrate in fewer individual holdings. Generally, for the first eleven months of the fiscal year, this fund benefited from its holdings in consumer cyclical, financial and health care stocks and was hampered by sluggish returns from utility stocks. In the commentary on page 9, Michael Chren discusses how the portfolio is currently positioned.

    Thank you for your continuing confidence in Heritage Series Trust. On behalf of all of us at Heritage, we wish you a happy and healthy 1998.

                                            Sincerely,

                                            /s/ STEPHEN G. HILL
                                            Stephen G. Hill
                                            President
---------------

(1) Calculated without the imposition of front or back-end sales charges.
(2) Indices used for comparison are the Morgan Stanley Capital International Europe Australia and Far East Index (EAFE) for the Eagle International Equity Portfolio, the Standard & Poor's 500 Stock Composite Price Index ("S&P 500") for the Growth Equity and Value Equity Funds, and the Russell 2000 Index for the Small Cap Stock Fund.
(3) Fund category averages are the Lipper International Funds for the Eagle International Equity Portfolio, Lipper Growth Funds for the Growth Equity Fund, Lipper Small Company Growth Funds for the Small Cap Stock Fund and Lipper Growth & Income Funds for the Value Equity Fund. Averages are published by Lipper Analytical Services, Inc.

MARKET COMMENTARY from MARTIN CURRIE, INC.                      December 5, 1997
Subadviser Eagle International Equity Portfolio

     The Eagle International Equity Portfolio (the "Fund") invests a substantial portion of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The countries in which it invests are selected for their ability to generate high real rates of economic growth, consistent with reasonable political and currency stability. Individual securities are selected following an intensive research process, designed to screen out companies with either weak financial structures, market positions or poor management. The ability to produce premium growth in earnings is paramount.

     In the twelve months to October 31, 1997, the Fund continued to outperform the EAFE Index. While the UK and Continental European markets moved strongly ahead, the collapse of many southeast Asian markets and weakness of the Japanese market and currency have impacted on confidence in international markets in general. A substantial exposure to the UK market, good stock selection against a weak Japanese index and investments in Latin America have enabled the Fund to place in the top half of the Lipper rankings for our category.

     The UK market (22% of net assets) has benefited from the support of bonds, good liquidity and corporate activity. We remain overweighted in this market against the industry average and EAFE Index. The best performing stocks have included financials, such as Lloyds TSB Group and Royal Bank of Scotland Group, while consumer stocks such as Marks & Spencer have recovered. The Sterling's strength has held back export stocks. The new Labour administration's public support for Europe's Economic and Monetary Union (EMU) has raised the prospect of yet lower bond yields in the UK.

     Continental Europe (37% of net assets) has been pushed ahead by corporate restructuring and significant efforts to improve returns for shareholders. We added to the region over the period. Novartis, Rhone-Poulenc, and Philips Electronics rose strongly as their restructuring plans bore fruit. Domestic growth has begun to pick up while Maastricht targets look closer to being met. A rights issue from Volkswagen upset markets in the third quarter but EMU disciplines will ensure the restructuring theme will persist. Asian turmoil has impacted on individual stocks, such as ABB with its Malaysian contracts or Gucci, reliant on the Japanese consumer, rather than the region as a whole.

     The Japanese market (17% of net assets) has continued to weaken and the yen has fallen further against the dollar. We reduced our exposure over the period and removed the final part of the currency hedge. Despite a relaxed monetary policy, economic forecasts continue to be reduced. Great sector polarisation has continued with export related "blue chips", where we are overweight, performing relatively well. Financials, utilities, construction, and domestic plays have suffered. The collapse of the southeast Asian financial markets and demand (particularly Korean) have put back further the hope of economic recovery for Japan. However, current bankruptcies among major financial conglomerates should be regarded as an encouraging sign; the Japanese authorities are at last tackling the underlying structural problems of uncompetitive practices and cross share ownership which have beset both the stock market and economy for years. Service sector confidence and a revival of the property market are prerequisites to economic recovery. This is proceeding very slowly.

     Returns for the rest of Asia (7% of net assets) have been dramatically weak. A combination of rising interest rates to protect local currencies, slowing growth and destocking in traditional export markets has resulted in savage market collapses. Worst affected have been Thailand, Korea and Malaysia. The Philippines, Singapore and ultimately Hong Kong were caught in the wake. We substantially reduced our exposure to the region over the period, held nothing in Thailand and Korea, and remained underweight to Singapore and Malaysia. The sale of a large proportion of our Hong Kong assets in the summer, prior to the market's collapse in October, helped relative returns. Australia, India and Hong Kong now make up the bulk of our exposure to the region.

     Latin America (6% of net assets) represents the majority of exposure to non-index markets. We took profits in the region over the second quarter, with the current portfolio concentrated on Mexico, Brazil, Venezuela, Chile and Argentina. After a dramatic recovery in the earlier part of year, the Asian crisis has seen a withdrawal of capital. The most vulnerable markets have been Argentina (with its dollar link) and Brazil (with its current account deficit and deteriorating trade deficit). We reduced both positions. Looking into 1998, the region looks oversold and risk premiums should decline. The earnings outlook is still robust.

     On behalf of all of us at Martin Currie, Inc., we appreciate the confidence you have in us. We look forward to reporting to you again in the Spring of 1998.

                         GROWTH OF A $10,000 INVESTMENT
    SINCE INCEPTION OF THE HERITAGE SERIES TRUST-EAGLE INTERNATIONAL EQUITY
                     PORTFOLIO-EAGLE SHARES ON MAY 1, 1995

                                    [CHART]

The graph contained in the annual report compares the performance of the Heritage Series Trust-Eagle International Equity Portfolio Eagle Shares with the Morgan Stanley Capital International EAFE Index from inception of Eagle Shares (May 1, 1995) through October 31, 1997.

                         GROWTH OF A $10,000 INVESTMENT
    SINCE INCEPTION OF THE HERITAGE SERIES TRUST-EAGLE INTERNATIONAL EQUITY
               PORTFOLIO-CLASS A & C SHARES ON DECEMBER 27, 1995

                                    [CHART]

The graph contained in the annual report compares the performance of the Heritage Series Trust- Eagle International Equity Portfolio Class A and C Shares with the Morgan Stanley Capital International EAFE Index from inception of Class A and C Shares (December 27, 1995) through October 31, 1997.

*Average annual total returns for Heritage Series Trust-Eagle International Equity Portfolio are calculated in conformance with Item 22 of Form N-1A, which assumes the reinvestment of dividends and a sales load of 4.75% for Class A Shares. These returns are calculated based on the published net asset value.

                                                                December 5, 1997
Dear Fellow Shareholders:

     The Heritage Series Trust - Growth Equity Fund (the "Fund") continued to perform well for the fiscal year ended October 31, 1997. For the period, the Fund outperformed the Standard & Poor's 500 Composite Stock Price Index and the Class A Shares ranked in the 17th percentile of all growth funds according to Lipper Analytical Services, Inc.

     The Fund currently has 35 equity investments that we consider to be premier, quality growth stocks. We expect each company to grow its earnings at a minimum of 12% per year for the next three years and maintain a 15% return on equity. In addition, we focus on owning companies with consistent, predictable earnings and businesses that have established a sustainable competitive advantage in their industry.

     A predominant theme in the Fund continues to be the ownership of outstanding U.S. multinational companies that derive significant revenues and earnings from overseas sales. Examples include: The Coca Cola Company, Gillette Company, Warner-Lambert Company, Guidant Corporation, American International Group Inc., and Illinois Tool Works, Inc. Our technology exposure has remained constant at approximately 19% with core investments in Intel Corporation, Microsoft Corporation, Cisco Systems Inc., Tellabs Inc., and PeopleSoft. Cyclical investments remain underweighted in our Fund as they typically do not meet our investment criteria. Other stocks that have significantly contributed to our performance results include: Omnicom Group, Inc., Kohl's Corporation, and Home Depot Inc.

     Earnings growth within the Fund continues to be robust. During the latest quarter, 26 out of 35 of our companies reported earnings higher than we expected and only three companies reported disappointing results. In 1998, we expect the average company in our portfolio to grow 19% versus 7% for the S&P 500.

     We continue to invest new cash flows to keep the Fund substantially invested with cash levels under 10%. Annual portfolio turnover remains in the 25%-50% range.

     Going forward, we continue to see robust earnings for our companies and a relatively hospitable investment environment for quality growth companies. With declining interest rates and some slowdown in the economy, our investments should continue to provide attractive results.

                                              Sincerely,

                                              /s/ KENNETH W. CORBA
                                              Kenneth W. Corba
                                              Executive Vice President
                                              Chief Investment Officer
                                              Eagle Asset Management, Inc.
                                              Portfolio Manager, Growth Equity
                                              Fund

                         GROWTH OF A $10,000 INVESTMENT
          SINCE INCEPTION OF HERITAGE SERIES TRUST-GROWTH EQUITY FUND
                              ON NOVEMBER 16, 1995

                                    [CHART]

The graph contained in the annual report compares the performance of the Heritage Series Trust- Growth Equity Class A and C Shares with the S&P 500 and S&P Barra Growth Index from inception of Class A and C Shares (November 16,
1995) through October 31, 1997.

* Average annual total returns for Heritage Series Trust-Growth Equity Fund are calculated in conformance with Item 22 of Form N-1A, which assumes the reinvestment of dividends and a sales load of 4.75% for Class A Shares.

                                                                December 5, 1997

Dear Fellow Shareholders:

    The Heritage Small Cap Stock Fund had another excellent year, providing a return on its A shares of +36.68%*. This is well in excess of the average for small cap stock funds (according to Lipper Analytical Services) and the Russell 2000 (an index comprised of smaller capitalization companies).

    During the fiscal year, we took gains on several long-term holdings that contributed significantly to your Fund's positive performance. These positions included Norand Corporation, National Education Corporation and Assisted Living Concepts, Inc., 7.0% Convertible Bond. The Fund also benefited from significant gains in Cooper Companies, Inc., Midcoast Energy Resources, Middleby Corporation and Alternative Living Services, Inc. Additionally, the Fund enjoyed gains in new share purchases of several oil service companies including Precision Drilling Corporation and Comstock Resources, Inc. New purchases that contributed to the Fund's performance include ITEQ, Inc. and Volt Information Sciences, Inc. Reflecting the diversification of your Fund's portfolio, these companies represent investments across a number of different industries.

    Fortunately, the 1997 fiscal year was a very good one for the Fund. However, not all stocks were winners for us. During the past fiscal year, we reduced or eliminated our position in several companies whose stock price performance was disappointing. These include Angeion Corporation, Peak Technologies Group, Inc., and Sterling House Corporation. Other companies whose stock prices declined during the year but whose prospects we still believe are positive include StarTek, Inc., Ascent Entertainment Group, Inc., Eltron International, Inc., and LanVision Systems, Inc. Again, these companies did not reflect concentration in any particular industry.

    Looking forward, we expect our good fortune to continue. We believe the requisite building blocks for long-term capital appreciation continue to exist in the stock market and in the domestic economy.

    We continue to see significant cash flows into the equity markets, despite recent market volatility. Recent academic studies have suggested that individuals between the ages of 50 and 65 save a higher percentage of their income than any other age group. This demographic group is growing rapidly and suggests continued demand for equity assets in the next twelve months. The available supply of stocks has declined slightly over the period 1990 through 1997 as the result of stock buybacks, such as the one announced by IBM in early November, and mergers, such as the recently announced acquisition of portfolio company Sano Corporation. This supply/demand imbalance suggests the possibility of higher equity valuations in the future.

    The domestic economy continues to grow at a reasonable pace while the Federal Reserve appears to be vigilantly monitoring inflation. This combination of moderate economic growth with low inflation is leading to a lower budget deficit and lower long-term interest rates. We expect this trend to continue into 1998 suggesting, again, higher equity valuations.

    While we continue to have a positive outlook for 1998, we remain ever mindful of the possibility of negative performance. We continue to search for high quality, growing companies with good balance sheets and high insider stock ownership. These are characteristics that we believe will positively withstand the test of time. We maintain a regular dialogue with our portfolio companies to ensure we are fully aware of their progress.

    We continue to have concentrations in health care, financial services, publishing and real estate industries. Within the health care industry, we believe assisted living facilities companies offer long-term promise as the aging of our population continues. The financial services industry (encompassing brokerage, banking, insurance and money management), and the publishing industry continue to be consolidating industries. Our focus has been on local and regional banks such as Doral Financial and IBS Financial and specialized publishers such as John Wiley & Sons, Inc. and Waverly, Inc. Finally, we continue to selectively add Real Estate Investment Trusts ("REITs") to our portfolio. REITs continue to offer generous yields, low volatility and capital appreciation potential.

    We continue to be excited by the long-term prospects for our economy, stock market and the Heritage Small Cap Stock Fund. We look forward to serving you for years to come.

                                          Sincerely,

                                        /s/ JAMES D. AWAD
                                          James D. Awad
                                          Chairman
                                          Awad & Associates
                                          Portfolio Manager, Small Cap Stock
                                          Fund

* Calculated without the imposition of front or back-end sales charges.

                                                                December 5, 1997

Dear Fellow Shareholders:

     I'm pleased to report fiscal 1997 was another outstanding year for the Heritage Series Trust - Small Cap Stock Fund (the "Fund") with appreciation of 36.68%* for Class A Shares.

     During the fiscal year, the Fund benefited from many diversified special situations demonstrating the value of diversification and stock picking. The largest contributors to performance were Strayer Education, Inc., an owner and operator of private colleges, Ethan Allen Interiors, Inc., a furniture manufacturer and retailer, Legg Mason, Inc., a securities broker, Lennar Corporation, a homebuilder, Interim Services, Inc., a provider of temporary help, and Gulf Island Fabrication, Inc., a fabricator of drilling rigs and related equipment.

     On the downside, Sodak Gaming, Inc., a distributor of gaming equipment, NABI, a plasma and biotechnical company, Coherent Inc., a manufacturer of lasers, Spectrian Corporation, a manufacturer of power amplifiers for wireless communication, and Allen Telecom Inc., a diversified manufacturer and provider of telecommunications equipment and services, performed poorly during the period.

     While your Fund has performed admirably in 1997, it appears that 1997 will be the fourth consecutive year of underperformance by small capitalization stocks in general. As of this writing, for 1997, the Russell 2000 was up a healthy 22%. However, this pales in comparison to the 33% rise in the Standard & Poor's 500 Index.

     In my opinion, the sustained underperformance of smaller capitalization stocks has made them all the more attractive. Eagle's portion of the Fund currently has a 1998 projected earnings growth of approximately 30%, yet the portfolio trades at just under 20 times earnings. This compares with a price earnings ratio of 21 times 1998 projected earnings for the S&P 500; however, those larger capitalization stocks are growing earnings at only about 10% annually.

     Currently many technology stocks are depressed reflecting, in part, concerns over the Far East, further compounded by tax related selling. We believe the weakness in this sector is overdone and will be looking to increase our technology exposure as we enter 1998.

     As always, I thank you for your support and will endeavor to do my best for your Fund.

     Wishing you and your families a happy and prosperous new year.

                                          Sincerely,

                                          /s/ BERT BOKSEN
                                          Bert Boksen
                                          Senior Vice President
                                          Eagle Asset Management, Inc.
                                          Portfolio Manager, Small Cap Stock
                                          Fund


* Calculated without the imposition of front or back-end sales charges.

                         GROWTH OF A $10,000 INVESTMENT
  SINCE INCEPTION OF HERITAGE SERIES TRUST-SMALL CAP STOCK FUND CLASS A SHARES
                                 ON MAY 7, 1993

                                    [CHART]

The graph contained in the annual report compares the performance of the Heritage Series Trust- Small Cap Stock Fund Class A Shares with the Russell 2000 Index from inception of Class A Shares (May 7, 1993) through October 31, 1997.

                         GROWTH OF A $10,000 INVESTMENT
  SINCE INCEPTION OF HERITAGE SERIES TRUST-SMALL CAP STOCK FUND CLASS C SHARES
                                ON APRIL 3, 1995

                                    [CHART]

The graph contained in the annual report compares the performance of the Heritage Series Trust- Small Cap Stock Fund Class C Shares with the Russell 2000 Index from inception of Class C Shares (April 3, 1995) through October 31, 1997.

* Average annual total returns for Heritage Series Trust-Small Stock Fund are calculated in conformance with Item 22 of Form N-1A, which assumes the reinvestment of dividends and a sales load of 4.75% for Class A Shares.

                                                                December 5, 1997

Dear Fellow Shareholders:

     It is both a privilege and a pleasure to address you for the first time as portfolio manager of the Heritage Series Trust-Value Equity Fund. Our management philosophy is driven by the straightforward notion that selecting the right companies for purchase is only half of the investment equation; buying them at a significant discount to their true worth is the other. As with most value investors who are true to their roots, we are not looking for admiration when we select stocks for the portfolio, but rather the most attractive risk/reward scenarios we can uncover. In the short run, buying into the pessimism that creates value is a difficult and lonely way to invest. However, over time, the efficiency inherent in the market serves to unlock true value, eventually leading, we believe, to above average returns for investors.

     Our disciplined stock selection process consists of three distinct steps:
1) an initial "generic value" screen based upon selected absolute and relative value criteria, 2) exhaustive industry and company-specific fundamental research, and 3) a conservative estimation of underlying intrinsic value. Only those stocks that we believe are trading at a significant discount to their intrinsic value are considered for purchase in the Fund.

     Since taking over the management of the Fund on October 1, 1997, we have begun restructuring the portfolio and anticipate that this process will be complete by the end of this year. Our investments fall into three general categories: 1) "pure" value opportunities, such as Philips Electronics, 2) "relative value" opportunities, such as Sunbeam Corporation, and 3) "event-driven" value opportunities, such as Columbia Healthcare. Each of these top holdings exhibit the fundamental characteristics that are consistent with all of our holdings in the Fund; we focused on creating shareholder value, true company worth that we believe is substantially higher than the current stock price, and an extremely attractive long-term risk/reward profile.

     As we enter 1998 with the stock market at record valuation levels from nearly every perspective, we feel more strongly than ever that a disciplined, focused, value-driven investment approach will offer our shareholders superior returns over the long run.

                                          Sincerely,

                                          /s/ Michael J. Chren
                                          Michael J. Chren
                                          Senior Vice President
                                          Eagle Asset Management, Inc.
                                          Portfolio Manager, Value Equity Fund

                         GROWTH OF A $10,000 INVESTMENT
   SINCE INCEPTION OF HERITAGE SERIES TRUST-VALUE EQUITY FUND CLASS A SHARES
                              ON DECEMBER 30, 1994

                                    [GRAPH]

The graph contained in the annual report compares the performance of the Heritage Series Trust-Value Equity Fund Class A Shares with the S&P 500 and S&P Barra Value Index from inception of Class A Shares (December 30, 1994) through October 31, 1997.


                         GROWTH OF A $10,000 INVESTMENT
   SINCE INCEPTION OF HERITAGE SERIES TRUST-VALUE EQUITY FUND CLASS C SHARES
                                ON APRIL 3, 1995

                                    [GRAPH]

The graph contained in the annual report compares the performance of the Heritage Series Trust-Value Equity Fund Class C Shares with the S&P 500 and S&P Barra Value Index from inception of Class C Shares (April 3, 1995) through October 31, 1997.

* Average annual total returns for Heritage Series Trust-Value Equity Fund are calculated in conformance with Item 22 of Form N-1A, which assumes the reinvestment of dividends, a sales load of 4.75% for Class A Shares.

--------------------------------------------------------------------------------
                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                 MARKET
    SHARES                                                                        VALUE
    ------
COMMON STOCKS--87.8%(A)
-----------------------
  ARGENTINA--0.5%
  ---------------
         17,843  Compania Perez Companc SA...................................  $   111,765
          3,000  Telefonica de Argentina, ADR................................       84,375
                                                                               -----------
                                                                                   196,140
                                                                               -----------
  AUSTRALIA--1.5%
  ---------------
         70,000  John Fairfax Holdings, Ltd..................................      154,574
          6,000  Lend Lease Corporation......................................      122,872
         33,000  Mayne Nickless, Ltd.........................................      150,847
         43,000  News Corporation, Ltd.......................................      190,813
                                                                               -----------
                                                                                   619,106
                                                                               -----------
  AUSTRIA--0.9%
  -------------
          2,200  V.A. Technologie AG.........................................      390,374
                                                                               -----------
  BELGIUM--1.3%
  -------------
          1,300  Generale de Banque..........................................      531,752
                                                                               -----------
  BRAZIL--1.8%
  -------------
         15,500  Centrais Electricas Brasileiras, ADR........................      341,000
         10,000  Petroleo Brasileiro.........................................      190,000
          2,200  Telecomunicacues Brasileiras, ADR...........................      223,300
                                                                               -----------
                                                                                   754,300
                                                                               -----------
  CHILE--0.6%
  ------------
          8,500  Compania de Telefonos de Chile SA, ADR......................      235,875
                                                                               -----------
  DENMARK--1.5%
  -------------
          5,717  Novo Nordisk................................................      619,327
                                                                               -----------
  FRANCE--6.9%
  -------------
          9,400  AXA-UAP Groupe..............................................      643,696
          4,859  Compagnie Generale..........................................      566,915
          2,950  L'Air Liquide SA............................................      457,721
         17,000  Rhone-Poulenc SA............................................      741,213
          8,940  Schneider SA................................................      477,358
                                                                               -----------
                                                                                 2,886,903
                                                                               -----------
  GERMANY--11.2%
  --------------
            700  Bayerische Motoren Werke AG.................................      506,381
         11,700  Deutsche Bank AG............................................      765,611
         16,300  Hoechst AG..................................................      620,304
          1,600  Mannesmann AG...............................................      675,716
          1,700  Preussag AG.................................................      440,828
          2,900  SGL Carbon AG...............................................      407,124
         15,001  VEBA AG.....................................................      836,290
            700  Volkswagen AG...............................................      413,795
                                                                               -----------
                                                                                 4,666,049
                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 MARKET
    SHARES                                                                        VALUE
    ------                                                                       ------
  HONG KONG--2.2%
  ---------------
          6,500  Amoy Properties, Ltd........................................  $     5,591
         14,800  Cheung Kong Holdings, Ltd...................................      102,891
         26,000  China Light and Power Company, Ltd..........................      136,869
         26,100  Citic Pacific, Ltd..........................................      124,905
        112,000  First Pacific Bank..........................................       70,620
          3,496  HSBC Holdings...............................................       79,131
         19,500  Hutchison Whampoa, Ltd......................................      134,935
         48,400  New World Development, Ltd..................................      170,275
         18,000  Swire Pacific, Ltd, Class "A"...............................       96,152
                                                                               -----------
                                                                                   921,369
                                                                               -----------
  INDIA--1.4%
  -------------
          8,032  Indian Opportunities Fund, Ltd.(c) .........................       81,446
         30,500  Schroder India Fund.........................................      320,189
         12,000  Videsh Sanchar Nigam, Ltd...................................      165,600
                                                                               -----------
                                                                                   567,235
                                                                               -----------
  INDONESIA--1.1%
  ---------------
        750,000  Bank International Indonesia................................      161,234
        316,000  PT Telekumunikasi...........................................      293,648
                                                                               -----------
                                                                                   454,882
                                                                               -----------
  ITALY--1.8%
  -----------
         80,472  ENI.........................................................      452,506
          8,000  Gucci NV....................................................      291,000
                                                                               -----------
                                                                                   743,506
                                                                               -----------
  JAPAN--15.8%
  -------------
         20,000  Canon, Incorporated.........................................      485,251
             41  DDI Corporation.............................................      136,951
         48,000  Hitachi, Ltd. ..............................................      368,924
         11,000  Honda Motor Corporation.....................................      370,170
          8,000  Ito-Yokado Company, Ltd. ...................................      397,507
         34,000  Kamigumi Company, Ltd. .....................................      153,968
          3,000  Mabuchi Motor Company, Ltd. ................................      167,013
         12,000  Marui Company, Ltd. ........................................      202,410
         54,000  Mitsubishi Heavy Industries.................................      265,177
         17,000  Mitsui Fudosan Company, Ltd. ...............................      192,106
         24,000  Nippon Express Company, Ltd. ...............................      129,223
          2,000  Riso Kagaku Corporation.....................................      117,823
          7,000  Rohm Company, Ltd. .........................................      692,148
     24,000,000  Sakura Finance..............................................      187,952

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 MARKET
    SHARES                                                                        VALUE
---------------                                                                  ------
          4,000  Secom Company, Ltd..........................................  $   258,579
          7,000  Shimachu Company, Ltd.......................................      148,899
         10,000  Shin-Etsu Chemical Company, Ltd.............................      244,287
          7,000  Sony Corporation............................................      581,055
         17,000  Sumitomo Electric Industries, Ltd...........................      224,595
         15,000  Taisho Pharmaceutical Company...............................      383,880
         24,000  Toppan Printing Company, Ltd................................      301,122
          9,000  Toyota Motor Corporation....................................      250,519
         13,000  Yamanouchi Pharmaceuticals..................................      319,734
                                                                               -----------
                                                                                 6,579,293
                                                                               -----------
  MEXICO--2.0%
  -------------
         16,118  Cifra SA DE CV..............................................       32,063
         30,000  Corporation Industrial ALFA.................................      218,963
          4,000  Empresas ICA Sociedad Contro................................       53,250
        130,000  Grupo Financiero Banamex....................................      257,364
          5,800  Telefonos De Mexico.........................................      250,850
                                                                               -----------
                                                                                   812,490
                                                                               -----------
  NETHERLANDS--3.0%
  -----------------
         13,100  ING Groep NV................................................      549,910
          9,000  Philips Electronics NV......................................      704,610
                                                                               -----------
                                                                                 1,254,520
                                                                               -----------
  PHILIPPINES--0.3%
  -----------------
      1,920,000  Belle Corporation...........................................      144,487
                                                                               -----------
  SINGAPORE--0.5%
  ---------------
         24,000  Development Bank of Singapore...............................      224,000
                                                                               -----------
  SPAIN--2.7%
  ------------
         19,035  Banco de Santander SA.......................................      533,221
         22,500  Telefonica de Espana SA.....................................      614,044
                                                                               -----------
                                                                                 1,147,265
                                                                               -----------
  SWEDEN--1.3%
  -------------
          6,100  Incentive AB................................................      534,266
                                                                               -----------
  SWITZERLAND--6.3%
  -----------------
          6,120  Credit Suisse Group.........................................      862,110
            617  Novartis AG.................................................      966,315
             90  Roche Holdings AG Genusscheine..............................      790,894
                                                                               -----------
                                                                                 2,619,319
                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 MARKET
    SHARES                                                                        VALUE
    ------                                                                       ------
  UK--22.3%
  ------------
         67,000  Cable & Wireless, PLC.......................................  $   535,068
         57,000  General Electric Company, PLC...............................      364,118
         23,000  GKN, PLC....................................................      515,925
         26,500  Glaxo Wellcome, PLC.........................................      568,204
         33,200  Granada Group, PLC..........................................      457,865
        102,000  Ladbroke Group, PLC.........................................      456,919
         84,000  LASMO, PLC..................................................      387,560
         51,000  Lloyds TSB Group, PLC.......................................      637,461
         56,000  Marks & Spencer, PLC........................................      568,422
         24,000  McKechnie, PLC..............................................      202,538
         33,000  National Westminister Bank, PLC.............................      474,485
        111,000  NFC, PLC....................................................      251,411
         32,950  Reckitt & Colman, PLC.......................................      505,553
         43,100  Royal Bank of Scotland Group, PLC...........................      457,006
         58,558  Safeway, PLC................................................      381,439
         69,000  Scottish Power, PLC.........................................      516,311
         81,000  Shell Transport & Trading Company, PLC......................      574,508
         28,731  Smiths Industries, PLC......................................      416,960
         64,000  Unilever, PLC...............................................      476,750
         44,357  Wassall, PLC................................................      250,795
         34,000  Wolseley, PLC...............................................      283,364
                                                                               -----------
                                                                                 9,282,662
                                                                               -----------
  VENEZUELA--0.9%
  ---------------
          8,200  Compania Anonima Nacional Telefonos.........................      358,750
                                                                               -----------
                 Total Common Stocks (cost $34,543,491)......................   36,543,870
                                                                               -----------

   PRINCIPAL                                                                    MATURITY     MARKET
    AMOUNT                                                                        DATE        VALUE
   ---------                                                                    --------   -----------
BONDS--1.5%(A)
--------------
 JAPAN--1.5%
  -------------
       $311,000   MBL International Finance (Bermuda), 3.0%(d)................  11/30/02   $   317,026
     10,000,000   Namco, 4.7%(d)(e)...........................................  09/30/98       108,018
     23,000,000   Nitto Denko Corporation, 2.2%(d)(e).........................  03/31/99       217,100
                                                                                           -----------
                  Total Bonds (cost $697,855).................................                 642,144
                                                                                           -----------
Total investment portfolio excluding repurchase agreement (cost
$35,241,346)..................................................................              37,186,014
REPURCHASE AGREEMENT--7.0%(A)
----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated October
31, 1997, @ 5.58% to be repurchased at $2,899,329 on November 3, 1997, collateralized by $2,580,000 United States Treasury Notes, 7.875% due November
15, 2004, (market value of $2,968,034 including interest) (cost $2,898,000)...               2,898,000
                                                                                           -----------
TOTAL INVESTMENT PORTFOLIO (COST $38,139,346)(B) 96.3%(A).....................              40,084,014
OTHER ASSETS AND LIABILITIES, NET, 3.7%(A)....................................               1,530,909
                                                                                           -----------
NET ASSETS, 100%..............................................................             $41,614,923
                                                                                           ===========

(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $1,944,668 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $4,708,721 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,764,053.
(c) Martin Currie Investment Management Limited is the manager of the Indian Opportunities Fund, Ltd.
(d) Convertible bond.
(e) Principal amount is stated in Japanese yen.
ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                MARKET      % OF NET
INDUSTRY DIVERSIFICATION                                         VALUE       ASSETS
------------------------                                      -----------   --------
Common Stocks
  Banking...................................................  $ 3,934,520      9.4%
  Basic Industries..........................................    2,858,725      6.9%
  Building Materials and Merchandise........................      283,364      0.7%
  Capital Goods.............................................    4,989,508     12.0%
  Consumer Goods and Services...............................    5,593,249     13.4%
  Diversified Industrials...................................      825,749      2.0%
  Electronic and Electrical Equipment.......................    1,068,728      2.6%
  Energy....................................................    1,217,451      2.9%
  Engineering...............................................    1,135,423      2.7%
  Finance...................................................    3,103,324      7.5%
  Foods.....................................................      476,750      1.2%
  Household Goods...........................................      505,553      1.2%
  Insurance.................................................      643,696      1.6%
  Leisure and Hotels........................................      914,784      2.2%
  Oil, Exploration and Production...........................      387,560      0.9%
  Oil, Integrated...........................................      764,508      1.8%
  Pharmaceuticals...........................................    1,271,818      3.1%
  Retail Trade..............................................    1,543,596      3.7%
  Telecommunications........................................    2,595,910      6.2%
  Transportation and Storage................................      685,449      1.6%
  Utilities.................................................    1,744,205      4.2%
Bonds.......................................................      642,144      1.5%
Repurchase Agreement........................................    2,898,000      7.0%
                                                              -----------      ---
Total Investments...........................................  $40,084,014     96.3%
                                                              ===========      ===

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                    MARKET
      SHARES                                                                         VALUE
      ------                                                                      -----------
COMMON STOCK--95.8%(A)
----------------------
   ADVERTISING/COMMUNICATIONS--4.3%
   --------------------------------
            26,000  Omnicom Group, Inc. ........................................  $ 1,836,250
                                                                                  -----------
   BANKING--5.6%
   -------------
            16,500  BankAmerica Corporation.....................................    1,179,750
            20,000  NationsBank Corporation.....................................    1,197,500
                                                                                  -----------
                                                                                    2,377,250
                                                                                  -----------
   BEVERAGES--1.3%
   ---------------
            10,000  The Coca-Cola Company.......................................      565,000
                                                                                  -----------
   BUILDING--2.3%
   --------------
            20,000  Illinois Tool Works, Inc. ..................................      983,750
                                                                                  -----------
   CONGLOMERATES/DIVERSIFIED--2.2%
   -------------------------------
            25,000  Thermo Electron Corporation*................................      932,813
                                                                                  -----------
   COSMETICS/TOILETRIES--2.5%
   --------------------------
            12,000  Gillette Company............................................    1,068,750
                                                                                  -----------
   DATA PROCESSING--14.6%
   ----------------------
            15,000  Cisco Systems, Inc.* .......................................    1,230,468
            12,000  Dell Computer Corporation* .................................      961,500
            25,000  HBO & Company...............................................    1,087,500
            12,000  Intel Corporation...........................................      924,000
             8,000  Microsoft Corporation*......................................    1,040,000
            16,000  PeopleSoft, Inc.*...........................................    1,006,000
                                                                                  -----------
                                                                                    6,249,468
                                                                                  -----------
   ELECTRONICS/ELECTRIC--5.1%
   --------------------------
            20,000  General Electric Company....................................    1,291,250
            10,000  Nokia Corporation, Sponsored ADR, Class "A".................      882,500
                                                                                  -----------
                                                                                    2,173,750
                                                                                  -----------
   FINANCE--10.0%
   ---------------
            12,000  American Express Company....................................      936,000
            30,000  Charles Schwab Corporation..................................    1,023,750
            25,000  Fannie Mae..................................................    1,210,938
            30,000  Freddie Mac.................................................    1,136,250
                                                                                  -----------
                                                                                    4,306,938
                                                                                  -----------
   HOTELS/MOTELS/INNS--2.0%
   ------------------------
            12,500  Marriott International, Inc. ...............................      871,875
                                                                                  -----------
   INSURANCE--10.0%
   ----------------
            12,000  Allstate Corporation........................................      995,250
            15,000  American International Group, Inc. .........................    1,530,937
            25,000  Travelers Group, Inc........................................    1,750,000
                                                                                  -----------
                                                                                    4,276,187
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    MARKET
      SHARES                                                                         VALUE
      ------                                                                      -----------
   MEDICAL EQUIPMENT/SUPPLY--3.4%
   ------------------------------
            25,000  Guidant Corporation.........................................  $ 1,437,500
                                                                                  -----------
   OIL & GAS--5.7%
   ---------------
            18,000  Diamond Offshore Drilling, Inc..............................    1,120,500
            15,000  Schlumberger, Ltd...........................................    1,312,500
                                                                                  -----------
                                                                                    2,433,000
                                                                                  -----------
   PHARMACEUTICAL--12.2%
   ---------------------
            25,000  Eli Lilly & Company.........................................    1,671,875
            25,000  Pfizer, Inc.................................................    1,768,750
            12,500  Warner-Lambert Company......................................    1,789,844
                                                                                  -----------
                                                                                    5,230,469
                                                                                  -----------
   REAL ESTATE/LAND DEVELOPMENT--2.2%
   ----------------------------------
            30,000  Security Capital Group, Inc., Class "B"*....................      960,000
                                                                                  -----------

   RETAIL STORES--8.4%
   -------------------
            25,000  Home Depot, Inc.............................................    1,390,625
            20,000  Kohl's Corporation*.........................................    1,342,500
            30,000  Walgreen Company............................................      843,750
                                                                                  -----------
                                                                                    3,576,875
                                                                                  -----------

   TELECOMMUNICATIONS--4.0%
   ------------------------
            20,000  Telefonakliebolaget LM Ericsson, ADR........................      885,000
            15,000  Tellabs, Inc.*..............................................      810,000
                                                                                  -----------
                                                                                    1,695,000
                                                                                  -----------
   Total investment portfolio excluding repurchase agreement (cost
   $30,969,425).................................................................   40,974,875

REPURCHASE AGREEMENT--4.4%(A)
-----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated October 31,
1997 @ 5.58% to be repurchased at $1,890,879 on November 3, 1997, collateralized by $1,685,000 United States Treasury Notes, 7.875% due November 15, 2004,
(market value $1,938,425 including interest) (cost $1,890,000)..................    1,890,000
                                                                                  -----------
TOTAL INVESTMENT PORTFOLIO (COST $32,859,425)(B), 100.2%(A).....................   42,864,875
OTHER ASSETS AND LIABILITIES, NET, (0.2%)(A)....................................      (72,273)
                                                                                  -----------
NET ASSETS, 100.0%..............................................................  $42,792,602
                                                                                  ===========

---------------

 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $10,005,450, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $10,100,917 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $95,467.
ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                     MARKET
      SHARES                                                                         VALUE
      ------                                                                      ------------
COMMON STOCK--92.7%(A)
----------------------
   AEROSPACE--0.3%
   -----------------
            40,000  Kellstrom Industries, Inc.*.................................  $    842,500
                                                                                  ------------
   AUTO PARTS/EQUIPMENT--0.1%
   --------------------------
            50,000  Miller Industries, Inc.*....................................       506,250
                                                                                  ------------
   AUTO RENTAL/SERVICE--0.1%
   -------------------------
            33,000  Earl Scheib, Inc.*..........................................       297,000
                                                                                  ------------
   BANKING--3.6%
   -------------
           100,000  Bank Plus Corporation*......................................     1,200,000
           100,000  BankUnited Financial Corporation, Class "A"*................     1,312,500
            60,000  Commercial Federal Corporation*.............................     2,910,000
            77,000  Doral Financial Corporation.................................     1,703,625
            69,920  IBS Financial Corporation...................................     1,075,020
            10,000  Independent Bankshares, Inc.................................       166,875
           100,000  ITLA Capital Corporation*...................................     2,000,000
            15,000  SIS Bancorp, Inc............................................       511,875
            25,000  Wayne Bancorp, Inc. ........................................       550,000
                                                                                  ------------
                                                                                    11,429,895
                                                                                  ------------
   BUILDING--2.1%
   --------------
           160,000  Lennar Corporation..........................................     6,510,000
                                                                                  ------------
   CHEMICALS--0.7%
   ---------------
            68,600  Lawter International, Inc. .................................       767,462
            75,000  Mississippi Chemical Corporation............................     1,378,125
                                                                                  ------------
                                                                                     2,145,587
                                                                                  ------------
   CONTAINERS--0.8%
   ----------------
           100,000  ZERO Corporation............................................     2,687,500
                                                                                  ------------
   COSMETICS/TOILETRIES--0.2%
   --------------------------
            50,000  Enamelon, Inc.*.............................................       775,000
                                                                                  ------------
   DATA PROCESSING--9.8%
   ---------------------
            55,000  3D Systems Corporation*.....................................       522,500
            25,000  Cayenne Software, Inc.*.....................................        75,000
           123,750  Comdisco, Inc. .............................................     3,905,859
             5,000  DIDAX, Inc.*................................................        19,844
           190,000  Dynamic Healthcare Technologies, Inc.*......................       979,688
            39,350  Fiserv, Inc.*...............................................     1,760,912
            23,617  Greentree Software, Inc.*...................................        27,307
            25,000  Health Management Systems, Inc.*............................       162,500
            38,700  Information Resources, Inc.*................................       638,550
           240,300  LanVision Systems, Inc.*....................................     1,449,309
            40,000  Logic Works, Inc.*..........................................       375,000
            60,000  Medic Computer Systems, Inc.*...............................     2,092,500
            70,000  National Data Corporation...................................     2,585,625
            78,475  New Horizons Worldwide, Inc.*...............................     1,137,887
           133,800  Ovid Technologies, Inc.*....................................     1,204,200
            25,000  Policy Management Systems Corporation*......................     1,531,250
           154,875  Printronix, Inc.*...........................................     2,826,468
            60,000  ScanSource, Inc.*...........................................     1,192,500

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     MARKET
            SHARES                                                                   VALUE
            ------                                                                ------------
            20,000  Shared Medical Systems Corporation..........................  $  1,095,000
           160,000  Sykes Enterprises, Inc.*....................................     3,980,000
           105,000  The Pathways Group, Inc.*...................................     2,060,625
            92,500  TransAct Technologics, Inc.*................................     1,156,250
                                                                                  ------------
                                                                                    30,778,774
                                                                                  ------------
   EDUCATION--1.7%
   ---------------
           110,000  Strayer Education, Inc......................................     5,252,500
                                                                                  ------------
   ELECTRONICS/ELECTRIC--5.9%
   -------------------------
            50,000  Chicago Miniature Lamp, Inc.*...............................     1,600,000
           155,000  Computer Products, Inc.*....................................     4,223,750
           150,000  EA Industries, Inc.*........................................       937,500
           110,000  Eltron International, Inc.*.................................     3,203,750
           100,000  Fluke Corporation...........................................     2,406,250
            10,000  Holmes Protection Group, Inc.*..............................       155,000
            25,000  OPTEK Technology, Inc.*.....................................       453,125
            75,000  Pioneer-Standard Electronics, Inc...........................     1,228,125
            30,000  Polaroid Corporation........................................     1,348,125
           100,000  ThermoQuest Corporation*....................................     1,787,500
            65,000  Trident International, Inc.*................................       991,250
                                                                                  ------------
                                                                                    18,334,375
                                                                                  ------------
   FILMED ENTERTAINMENT--0.5%
   --------------------------
           110,000  Ascent Entertainment Group, Inc.*...........................     1,086,250
             9,000  Cinar Films, Inc.*..........................................       349,875
            20,000  Todd-AO Corporation.........................................       212,500
                                                                                  ------------
                                                                                     1,648,625
                                                                                  ------------
   FINANCE--1.8%
   --------------
           250,000  Cash America International, Inc.............................     2,953,125
            50,000  Interra Financial, Inc......................................     2,756,250
                                                                                  ------------
                                                                                     5,709,375
                                                                                  ------------
   FOOD--1.2%
   ------------
            75,000  J.M. Smucker Company, Class "B"*............................     1,893,750
            60,000  Smithfield Foods, Inc.*.....................................     1,792,500
                                                                                  ------------
                                                                                     3,686,250
                                                                                  ------------
   HEALTH CARE CENTERS--2.5%
   -------------------------
            55,100  Alternative Living Services, Inc.*..........................     1,349,950
            50,000  American Retirement Corporation*............................       971,875
            52,000  ARV Assisted Living, Inc.*..................................       780,000
            55,000  Assisted Living Concepts, Inc.*.............................     1,127,500
            37,800  Horizon Health Corporation*.................................       883,575
           130,000  Sun Healthcare Group, Inc.*.................................     2,583,750
                                                                                  ------------
                                                                                     7,696,650
                                                                                  ------------
   HOME FURNISHINGS--2.5%
   ----------------------
           100,000  Ethan Allen Interiors, Inc..................................     3,543,750
            66,600  Falcon Products, Inc........................................     1,028,138
           195,000  Furniture Brands International, Inc.*.......................     3,266,250
                                                                                  ------------
                                                                                     7,838,138
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     MARKET
      SHARES                                                                         VALUE
      ------                                                                      ------------
   HOTELS/MOTELS/INNS--2.1%
   ------------------------
            85,000  CapStar Hotel Company*......................................  $  3,012,187
           225,000  Servico, Inc.*..............................................     3,585,938
                                                                                  ------------
                                                                                     6,598,125
                                                                                  ------------
   INSURANCE--1.4%
   ---------------
            50,000  Danielson Holding Corporation*..............................       393,750
           137,600  Gryphon Holdings, Inc.*.....................................     2,218,800
           100,000  INSpire Insurance Solutions, Inc.*..........................     1,850,000
                                                                                  ------------
                                                                                     4,462,550
                                                                                  ------------
   LEATHER/SHOES--1.8%
   -------------------
           100,000  Footstar, Inc.*.............................................     2,718,750
           240,000  Genesco Inc.*...............................................     3,045,000
                                                                                  ------------
                                                                                     5,763,750
                                                                                  ------------
   LEISURE/AMUSEMENT--2.0%
   -----------------------
            74,500  International Speedway Corporation, Class "A"...............     1,564,500
            53,000  K2, Inc.....................................................     1,341,563
           110,000  Rio Hotel & Casino Inc.*....................................     2,413,125
            85,000  Sodak Gaming, Inc.*.........................................       913,750
                                                                                  ------------
                                                                                     6,232,938
                                                                                  ------------
   MACHINERY--2.2%
   ---------------
            25,000  Blount International, Inc., Class "A".......................     1,314,063
            50,000  Gradall Industries, Inc.*...................................       781,250
           206,500  ITEQ, Inc.*.................................................     2,581,250
           160,000  Middleby Corporation*.......................................     1,620,000
            40,000  WPI Group, Inc.*............................................       445,000
                                                                                  ------------
                                                                                     6,741,563
                                                                                  ------------
   MANUFACTURING/DISTRIBUTIONS--4.3%
   ---------------------------------
           175,000  Amor Holdings, Inc.*........................................     1,925,000
           125,000  Gentex Corporation*.........................................     3,062,500
            20,000  Gibson Greetings, Inc.*.....................................       492,500
           115,300  Hughes Supply, Inc..........................................     4,021,087
            90,000  JLG Industries, Inc.........................................     1,141,875
            69,100  Metrika Systems Corporation*................................     1,131,513
            92,000  Thermo Optek Corporation*...................................     1,558,250
                                                                                  ------------
                                                                                    13,332,725
                                                                                  ------------
   MEDICAL EQUIPMENT/SUPPLY--6.4%
   ------------------------------
           565,000  Angeion Corporation*........................................     2,224,687
           123,456  Angiosonics, Inc.*(c).......................................       370,368
           232,500  ATS Medical, Inc.*..........................................     1,453,125
            55,000  Aviron*.....................................................     1,203,125
           200,000  CardioDynamics International Corporation*...................       575,000
            92,500  Coherent, Inc.*.............................................     3,607,500
           133,333  Cooper Companies, Inc.*.....................................     4,774,988
            50,000  Cypress Bioscience, Inc.*...................................        81,250
            30,000  Photoelectron Corporation*..................................       330,000
           113,000  Sano Corporation*...........................................     2,344,750
            92,500  Somanetics Corporation*.....................................       659,063
            44,444  SurVivaLink Corporation*(c).................................       200,000
            41,000  Thermedics, Inc.*...........................................       697,000
            35,000  Thermo Bioanalysis Corporation*.............................       603,750
            43,200  Thermo Cardiosystems, Inc.*.................................       934,200
                                                                                  ------------
                                                                                    20,058,806
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     MARKET
      SHARES                                                                         VALUE
      ------                                                                      ------------
   METAL--0.6%
   -----------
           124,500  Material Sciences Corporation*..............................  $  1,851,938
                                                                                  ------------
   MINING/DIVERSIFIED--0.1%
   ------------------------
             1,500  Petsec Energy Limited, ADR*.................................        33,750
            30,000  Uranium Resources, Inc.*....................................       168,750
                                                                                  ------------
                                                                                       202,500
                                                                                  ------------
   OIL & GAS--7.8%
   ---------------
            25,000  Abraxas Petroleum Corporation*..............................       465,625
           120,000  CE Franklin Limited*........................................     1,620,000
           400,000  Chaparral Resources, Inc.*..................................       750,000
            80,000  Chieftain International, Inc.*..............................     1,960,000
           200,000  Comstock Resources, Inc.*...................................     3,350,000
            50,000  Dailey International, Inc.*.................................       637,500
           100,000  Gulf Island Fabrication, Inc.*..............................     3,250,000
            45,300  Midcoast Energy Resources, Inc..............................     1,090,031
            75,000  Panaco, Inc.*...............................................       365,625
            20,000  Patina Oil & Gas Corporation*...............................       195,000
           236,000  Precision Drilling Corporation*.............................     7,257,000
            50,000  Pride International, Inc.*..................................     1,650,000
            50,000  Snyder Oil Corporation*.....................................     1,106,250
            30,000  Transmontaigne Oil Company*.................................       517,500
                                                                                  ------------
                                                                                    24,214,531
                                                                                  ------------
   PHARMACEUTICAL--1.8%
   --------------------
           200,000  Capstone Pharmacy Services, Inc.*...........................     2,125,000
            35,000  EntreMed, Inc.*.............................................       264,688
            65,000  Protein Design Labs, Inc.*..................................     3,241,875
                                                                                  ------------
                                                                                     5,631,563
                                                                                  ------------
   POLLUTION CONTROL--3.2%
   -----------------------
           220,000  Envirosource, Inc.*.........................................       605,000
           170,000  IMCO Recycling, Inc.........................................     3,091,875
           210,000  Phillip Services Corporation*...............................     3,675,000
           103,200  Superior Services, Inc.*....................................     2,760,600
                                                                                  ------------
                                                                                    10,132,475
                                                                                  ------------
   PUBLISHING--4.1%
   ----------------
           100,000  Houghton Mifflin Company....................................     3,550,000
            54,800  John Wiley & Sons, Inc., Class "A"..........................     2,404,350
            96,000  Waverly, Inc................................................     2,496,000
           170,000  World Color Press, Inc.*....................................     4,303,125
                                                                                  ------------
                                                                                    12,753,475
                                                                                  ------------
   RAILROADS--1.2%
   ---------------
           130,000  Genesee & Wyoming, Inc.*....................................     3,640,000
                                                                                  ------------
   REAL ESTATE INVESTMENT TRUST--5.2%
   ----------------------------------
           123,000  Alexander Haagen Properties, Inc............................     2,060,250
            27,000  Arden Realty Group, Inc.....................................       823,500
            25,000  Excel Realty Trust, Inc.....................................       753,125
           175,000  Innkeepers USA Trust........................................     2,920,312
           164,900  LTC Properties, Inc.........................................     3,339,225
           100,000  Meridian Industrial Trust, Inc..............................     2,306,250

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     MARKET
      SHARES                                                                         VALUE
      ------                                                                      ------------
           152,700  Mid-Atlantic Realty Trust...................................  $  2,061,450
            35,000  Prentiss Properties Trust...................................       995,313
            55,000  Sunstone Hotel Investors, Inc...............................       965,937
                                                                                  ------------
                                                                                    16,225,362
                                                                                  ------------
   REAL ESTATE/LAND DEVELOPMENT--0.1%
   ----------------------------------
            50,000  Cadiz Land Company, Inc.*...................................       325,000
                                                                                  ------------
   RETAIL STORES--2.8%
   -------------------
           160,000  Claire's Stores Inc.........................................     3,540,000
            80,000  Cole National Corporation, Class "A"*.......................     3,390,000
            80,000  Heilig-Meyers Company.......................................     1,070,000
            20,000  The Maxim Group, Inc.*......................................       282,500
            50,000  Shoe Carnival, Inc.*........................................       393,750
                                                                                  ------------
                                                                                     8,676,250
                                                                                  ------------
   SECURITIES--2.6%
   ----------------
            50,000  Advest Group, Inc...........................................     1,143,750
           106,667  Legg Mason, Inc. ...........................................     5,233,333
            77,000  Southwest Securities Group, Inc.............................     1,713,250
                                                                                  ------------
                                                                                     8,090,333
                                                                                  ------------
   SERVICES--5.3%
   --------------
            80,000  CDI Corporation*............................................     3,140,000
            59,500  Forensic Technologies International Corporation*............       706,563
           170,000  Interim Services, Inc.*.....................................     4,451,875
            50,000  Mac-Gray Corporation*.......................................       737,500
           125,000  RCM Technologies, Inc.*.....................................     1,812,500
            40,000  Right Management Consultants*...............................       375,000
           160,000  StarTek, Inc.*..............................................     2,000,000
            40,000  Stewart Enterprises, Inc., Class "A"........................     1,660,000
            22,500  Volt Information Sciences, Inc.*............................     1,552,500
                                                                                  ------------
                                                                                    16,435,938
                                                                                  ------------
   TELECOMMUNICATIONS--2.8%
   ------------------------
            15,000  Aerial Communications, Inc.*................................       127,500
            80,000  Allen Telecom, Inc.*........................................     1,515,000
            85,800  Network Long Distance, Inc.*................................       772,200
            50,000  Nextlink Communications, Inc.*..............................     1,131,250
            35,000  Periphonics Corporation*....................................       336,875
            60,700  Spectrian Corporation*......................................     1,426,450
           181,000  SymmetriCom, Inc.*..........................................     2,771,563
           107,000  Syntellect, Inc.*...........................................       254,125
           100,000  Trex Communications, Inc.*(c)...............................       400,000
             5,000  USCI, Inc.*.................................................        38,125
                                                                                  ------------
                                                                                     8,773,088
                                                                                  ------------
   TEXTILES--0.7%
   --------------
            60,000  Kellwood Company............................................     2,073,750
                                                                                  ------------
   TRANSPORTATION--0.4%
   --------------------
            50,000  C.H. Robinson Worldwide, Inc.*..............................     1,100,000
                                                                                  ------------
                    Total Common Stock (cost $225,916,876)......................   289,455,079
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 MATURITY     MARKET
     AMOUNT                                                                        DATE        VALUE
     ------                                                                      --------  -----------
CONVERTIBLE BONDS--1.7%(A)
--------------------------
   DATA PROCESSING--0.1%
   ---------------------
        $100,000   Proscape Technologies, Inc., 6.5%, Series "B" Subordinated
                   Convertible Debentures(c)...................................  11/18/01  $    100,000
                                                                                           ------------
   HEALTH CARE CENTERS--1.0%
   --------------------------
       1,000,000   Alternative Living Services, Inc., 7.0%.....................  06/01/04     1,320,000
       1,000,000   Assisted Living Concepts, Inc., 6.0%........................  11/01/02     1,080,000
         750,000   Sterling House Corporation, 6.75%...........................  06/30/06     1,005,000
                                                                                           ------------
                                                                                              3,405,000
                                                                                           ------------
   REAL ESTATE INVESTMENT TRUST--0.6%
   ----------------------------------
       2,000,000   American Retirement Corporation, 5.75%......................  10/01/02     1,995,000
         155,000   LTC Properties, Inc., 8.25%.................................  07/01/01       181,956
                                                                                           ------------
                                                                                              2,176,956
                                                                                           ------------
                   Total Convertible Bonds (cost $4,870,000)...................               5,681,956
                                                                                           ------------

      SHARES
      ------
WARRANTS--0.1%(A)
-----------------
   MEDICAL EQUIPMENT/SUPPLY--0.1%
   ------------------------------
            25,000  Cypress Bioscience, Inc. Warrants*..........................                 12,500
                                                                                           ------------
                    Total Warrants (cost $781)..................................                 12,500
                                                                                           ------------
Total investment portfolio excluding repurchase agreement (cost $230,787,657)...            295,149,535
                                                                                           ============


REPURCHASE AGREEMENT--6.0%(A)
-----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1997
@ 5.58% to be repurchased at $18,328,519 on November 3, 1997, collateralized by
$16,300,000 United States Treasury Notes, 7.875% due November 15, 2004,
(market value $18,751,533 including interest) (cost $18,320,000).........................    18,320,000
                                                                                           ------------
TOTAL INVESTMENT PORTFOLIO (COST $249,107,657)(B),  100.5%(A)............................   313,469,535
OTHER ASSETS AND LIABILITIES, NET, (0.5%)(A).............................................    (1,119,888)
                                                                                           ------------
NET ASSETS, 100.0%.......................................................................  $312,349,647
                                                                                           ============

---------------

  * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $64,361,878, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $73,220,749 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $8,858,871.
(c) Private placement securities are fair valued by the Board of Trustees.
ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                     MARKET
      SHARES                                                                          VALUE
      ------                                                                       -----------
COMMON STOCKS--91.1%(A)
-----------------------
   AEROSPACE--2.4%
   ---------------
            16,000   Raytheon Company............................................  $   868,000
                                                                                   -----------
   AUTO PARTS/EQUIPMENT--1.4%
   --------------------------
            20,000   Superior Industries International, Inc......................      533,750
                                                                                   -----------
   AUTO/TRUCK MANUFACTURERS--1.2%
   ------------------------------
            10,000   Ford Motor Company..........................................      436,875
                                                                                   -----------
   BANKING--6.4%
   -------------
             1,500   Bankers Trust New York Corporation..........................      177,000
             4,500   Chase Manhattan Corporation.................................      519,187
             5,500   Citicorp....................................................      687,844
             6,000   H.F. Ahmanson & Company.....................................      354,000
             5,500   J.P. Morgan & Company.......................................      603,625
                                                                                   -----------
                                                                                     2,341,656
                                                                                   -----------
   BEVERAGES--0.3%
   ---------------
             2,500   PepsiCo, Inc. ..............................................       92,031
                                                                                   -----------
   BUILDING--2.9%
   --------------
            19,000   American Standard Companies, Inc.*..........................      679,250
             7,000   Black & Decker Corporation..................................      266,437
             2,500   Illinois Tool Works, Inc. ..................................      122,969
                                                                                   -----------
                                                                                     1,068,656
                                                                                   -----------
   CHEMICALS--3.1%
   ---------------
             7,000   E.I. du Pont de Nemours & Company...........................      398,125
            12,500   Imperial Chemical Industries, PLC, ADR......................      748,438
                                                                                   -----------
                                                                                     1,146,563
                                                                                   -----------
   CONGLOMERATES/DIVERSIFIED--3.2%
   -------------------------------
            23,000   Allegheny Teledyne, Inc.....................................      605,188
            12,000   Fortune Brands, Inc.........................................      396,750
             2,000   Pioneer Hi-Bred International, Inc..........................      183,250
                                                                                   -----------
                                                                                     1,185,188
                                                                                   -----------
   CONTAINERS--2.2%
   ----------------
            18,000   Crown Cork & Seal Company, Inc..............................      811,125
                                                                                   -----------
   DATA PROCESSING--1.7%
   ---------------------
            20,000   Lexmark International Group, Inc., Class "A"*...............      611,250
                                                                                   -----------
   ELECTRONICS/ELECTRIC--5.8%
   --------------------------
             7,000   AMP, Inc.(c) ...............................................      315,000
             7,000   Honeywell, Inc. ............................................      476,438
            17,000   Philips Electronics N.V., NY Shares, ADR....................    1,332,375
                                                                                   -----------
                                                                                     2,123,813
                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     MARKET
            SHARES                                                                    VALUE
            ------                                                                 -----------
   FINANCE--5.0%
   ---------------
            14,000   Fannie Mae..................................................  $   678,125
            10,000   Freddie Mac.................................................      378,750
             5,500   SLM Holding Corporation.....................................      772,063
                                                                                   -----------
                                                                                     1,828,938
                                                                                   -----------
   HEALTH CARE CENTERS--2.6%
   -------------------------
             8,000   Bergen Brunswig Corporation, Class "A"......................      320,500
            22,000   Columbia/HCA Healthcare Corporation.........................      621,500
                                                                                   -----------
                                                                                       942,000
                                                                                   -----------
   HOUSEHOLD PRODUCTS--5.3%
   ------------------------
            29,500   Sunbeam Corporation.........................................    1,336,719
            24,000   Tupperware Corporation......................................      601,500
                                                                                   -----------
                                                                                     1,938,219
                                                                                   -----------
   INSURANCE--3.8%
   ---------------
             5,000   Allstate Corporation........................................      414,687
             5,250   American International Group, Inc...........................      535,828
            12,000   Travelers Property Casualty Corporation, Class "A"..........      433,500
                                                                                   -----------
                                                                                     1,384,015
                                                                                   -----------
   MANUFACTURING/DISTRIBUTIONS--1.7%
   ---------------------------------
            19,000   Essex International, Inc.*..................................      629,375
                                                                                   -----------
   MEDICAL EQUIPMENT/SUPPLY--1.9%
   ------------------------------
            17,500   Bausch & Lomb, Inc..........................................      686,875
                                                                                   -----------
   OFFICE EQUIPMENT--3.1%
   ----------------------
            10,000   Hewlett-Packard Company.....................................      616,875
             6,500   Xerox Corporation...........................................      515,531
                                                                                   -----------
                                                                                     1,132,406
                                                                                   -----------
   OIL & GAS--13.0%
   ----------------
            22,000   Ashland, Inc................................................    1,049,125
             9,000   British Petroleum Company, PLC, Sponsored ADR...............      789,750
            12,000   Exxon Corporation...........................................      737,250
            12,000   Mobil Corporation...........................................      873,750
            18,000   Royal Dutch Petroleum Company, NY Shares, ADR...............      947,250
            11,000   YPF Sociedad Anonima, Sponsored ADR.........................      352,000
                                                                                   -----------
                                                                                     4,749,125
                                                                                   -----------
   PHARMACEUTICAL--1.3%
   --------------------
             3,000   Bristol-Myers Squibb Company................................      263,250
             5,000   Glaxo Wellcome, PLC, Sponsored ADR..........................      214,062
                                                                                   -----------
                                                                                       477,312
                                                                                   -----------
   REAL ESTATE INVESTMENT TRUST--2.1%
   ----------------------------------
            15,000   BRE Properties, Inc., Class "A" Shares......................      411,563
             8,000   Meditrust Corporation.......................................      342,000
                                                                                   -----------
                                                                                       753,563
                                                                                   -----------
   REAL ESTATE/LAND DEVELOPMENT--1.8%
   ----------------------------------
            21,000   Security Capital Group, Inc., Class "B".....................      672,000
                                                                                   -----------
   RETAIL STORES--1.3%
   -------------------
            11,000   Federated Department Stores, Inc.*..........................      484,000
                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1997
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     MARKET
      SHARES                                                                          VALUE
      ------                                                                       -----------
   SECURITIES--8.2%
   ----------------
            32,500   Standard and Poor's Depository Receipts.....................  $ 2,977,812
                                                                                   -----------
   STEEL/IRON--0.6%
   ----------------
             4,000   Nucor Corporation...........................................      209,000
                                                                                   -----------
   TELECOMMUNICATIONS--0.3%
   ------------------------
             1,000   Telecomunicacoes Brasileiras S/A -- Telebras, ADR(c)........      101,500
                                                                                   -----------
   TOBACCO--6.4%
   ---------------
            25,000   Philip Morris Companies, Inc................................      990,625
            25,000   RJR Nabisco Holdings Corporation............................      792,188
            18,000   UST, Inc....................................................      538,875
                                                                                   -----------
                                                                                     2,321,688
                                                                                   -----------
   UTILITIES-ELECTRIC--1.1%
   ------------------------
            17,500   Southern Company............................................      401,406
                                                                                   -----------
   UTILITIES-GAS--1.0%
   -------------------
             7,500   Burlington Resources, Inc. .................................      367,031
                                                                                   -----------
                     Total Common Stock (cost $31,252,104).......................   33,275,172
                                                                                   -----------
COVERED CALL OPTIONS WRITTEN--(0.1)%(A)
---------------------------------------
             7,000   AMP, Inc., November 1997 @ 45...............................      (12,250)
                     Telecommunicacoes Brasileiras S/A--Telebras, ADR, November
             1,000   1997 @ 105..................................................       (8,875)
                                                                                   -----------
                     Total Covered Call Options Written (premiums received
                     $20,429)....................................................      (21,125)
                                                                                   -----------
Total investment portfolio excluding repurchase agreement (cost $31,231,675).....   33,254,047
REPURCHASE AGREEMENT--10.1%(A)
------------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated October 31,
1997 @ 5.58% to be repurchased at $3,681,711 on November 3, 1997, collateralized by $3,275,000 United States Treasury Notes, 7.875% due November 15, 2004,
(market value $3,767,563 including interest) (cost $3,680,000)...................  $ 3,680,000
                                                                                   -----------
TOTAL INVESTMENT PORTFOLIO (COST $34,911,675)(B), 101.1%(A)......................   36,934,047
OTHER ASSETS AND LIABILITIES, NET, (1.1%)(A).....................................     (409,640)
                                                                                   -----------
NET ASSETS, 100.0%...............................................................  $36,524,407
                                                                                   ===========

------------------

  *   Not an income-producing security.
 (a)  Percentages indicated are based on net assets.
 (b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $2,022,372, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $2,919,746 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $897,374.
 (c) A portion of these shares were held by the custodian in connection with covered can options written.

 ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                  EAGLE
                                                              INTERNATIONAL        GROWTH       SMALL CAP        VALUE
                                                             EQUITY PORTFOLIO   EQUITY FUND     STOCK FUND    EQUITY FUND
                                                             ----------------   ------------   ------------   ------------
Assets
-----
Investments, at market value (identified cost $35,241,346,
  $30,969,425, $230,787,657, and $31,252,104, respectively)
  (Note 1).................................................    $37,186,014      $40,974,875    $295,149,535   $33,275,172
Repurchase agreement (identified cost $2,898,000,
  $1,890,000, $18,320,000, and $3,680,000, respectively)
  (Note 1).................................................      2,898,000        1,890,000      18,320,000     3,680,000
Cash.......................................................            969            1,342             499         3,864
Foreign currency (cost $192,758)...........................        192,612               --              --            --
Receivables:
  Investments sold.........................................      2,155,873               --       2,914,408            --
  Fund shares sold.........................................        149,363          479,621       3,088,046       189,728
  Dividends and interest...................................         62,864           16,193         128,045        52,671
  Foreign taxes recoverable................................         52,320               --              --            --
Deferred organization expenses (Note 1)....................         26,000           16,998           5,000        22,971
Deferred state/federal registration expenses (Note 1)......          6,621           13,437          12,877        10,560
Prepaid insurance..........................................          2,488              947           3,086         1,543
                                                               -----------      -----------    ------------   -----------
        Total Assets.......................................    $42,733,124      $43,393,413    $319,621,496   $37,236,509
                                                               -----------      -----------    ------------   -----------
Liabilities
-----------
Payables (Note 4):
  Investments purchased....................................    $   853,462      $   426,057    $  6,422,769   $   496,209
  Fund shares redeemed.....................................        111,442           57,540         426,547        79,364
  Accrued management fee...................................         51,036           47,020         168,028        50,500
  Accrued distribution fee.................................         33,284           20,691         125,212        18,421
  Other accrued expenses...................................         68,977           49,503         129,293        46,483
Covered call options written, at market value (premiums
  received $20,429)........................................             --               --              --        21,125
                                                               -----------      -----------    ------------   -----------
        Total Liabilities..................................    $ 1,118,201      $   600,811    $  7,271,849   $   712,102
                                                               -----------      -----------    ------------   -----------
Net assets, at market value................................    $41,614,923      $42,792,602    $312,349,647   $36,524,407
                                                               ===========      ===========    ============   ===========
Net Assets
----------
Net assets consist of:
  Paid-in capital..........................................    $38,658,990      $32,199,284    $230,116,255   $27,051,766
  Undistributed net investment income (Note 1).............             --               --              --       182,541
  Accumulated net realized gain (Notes 1 and 5)............      1,049,917          587,868      17,871,514     7,267,728
  Distribution in excess of net investment income..........        (40,256)              --              --            --
  Net unrealized appreciation on investments, covered call
    options written and other assets and liabilities
    denominated in foreign currencies......................      1,946,272       10,005,450      64,361,878     2,022,372
                                                               -----------      -----------    ------------   -----------
Net assets, at market value................................    $41,614,923      $42,792,602    $312,349,647   $36,524,407
                                                               ===========      ===========    ============   ===========
Net assets, at market value
  Class A Shares...........................................      6,131,182       24,452,071     222,311,506    20,791,526
  Class C Shares...........................................      3,758,914       18,340,531      90,038,141    15,732,881
  Eagle Shares.............................................     31,724,827               --              --            --
                                                               -----------      -----------    ------------   -----------
        Total..............................................    $41,614,923      $42,792,602    $312,349,647   $36,524,407
                                                               ===========      ===========    ============   ===========
Shares of beneficial interest outstanding
  Class A Shares...........................................        255,762        1,028,794       7,315,919       856,534
  Class C Shares...........................................        158,392          783,120       3,018,510       656,055
  Eagle Shares.............................................      1,331,303               --              --            --
                                                               -----------      -----------    ------------   -----------
        Total..............................................      1,745,457        1,811,914      10,334,429     1,512,589
                                                               ===========      ===========    ============   ===========
Net Asset Value -- offering and redemption price per share
  (Notes 1 and 2)
  Class A Shares...........................................    $     23.97      $     23.77    $      30.39   $     24.27
                                                               ===========      ===========    ============   ===========
    Maximum offering price per share (100/95.25 of $23.97,
      $23.77, $30.39 and $24.27, respectively).............    $     25.17      $     24.96    $      31.91   $     25.48
                                                               ===========      ===========    ============   ===========
  Class C Shares...........................................    $     23.73      $     23.42    $      29.83   $     23.98
                                                               ===========      ===========    ============   ===========
  Eagle Shares.............................................    $     23.83
                                                               ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                   EAGLE
                                                               INTERNATIONAL       GROWTH       SMALL CAP       VALUE
                                                              EQUITY PORTFOLIO   EQUITY FUND   STOCK FUND    EQUITY FUND
                                                              ----------------   -----------   -----------   -----------
Investment Income
----------------
Income:
  Dividends.................................................     $  621,961(a)   $  261,178    $ 1,408,365    $  688,321
  Interest..................................................        132,268(b)      105,451        887,092       124,437
                                                                 ----------      ----------    -----------    ----------
        Total income........................................        754,229         366,629      2,295,457       812,758
Expenses (notes 1 and 4):
  Management fee............................................        351,913         240,084      1,609,998       263,164
  Distribution fee (Class A Shares).........................         12,772          47,584        369,980        46,759
  Distribution fee (Class C Shares).........................         25,783         103,726        500,078       130,243
  Distribution fee (Eagle Shares)...........................        275,084              --             --            --
  Shareholder servicing fees................................             --          20,515        118,187        23,230
  Shareholder servicing fees (Class A Shares)...............          7,663              --             --            --
  Shareholder servicing fees (Class C Shares)...............          3,867              --             --            --
  Shareholder servicing fees (Eagle Shares).................          8,242              --             --            --
  Professional fees.........................................         59,490          43,840         31,363        41,743
  Custodian/Fund accounting fees............................        146,869          44,463         83,198        49,562
  State/Federal registration expenses.......................         37,140          26,948         81,911        21,469
  Organization expenses.....................................         10,400           5,666         10,000        10,602
  Reports to shareholders...................................         27,053           6,748         33,423         8,455
  Trustees' fees and expenses...............................          7,641           7,741          7,777         7,741
  Insurance expense.........................................          3,312           4,390          7,693         3,982
  Other.....................................................            106             112          1,992           563
                                                                 ----------      ----------    -----------    ----------
        Total expenses before waiver........................        977,335         551,817      2,855,600       607,513
        Fees waived by Eagle (Note 4).......................        (91,433)             --             --            --
                                                                 ----------      ----------    -----------    ----------
        Total expenses after waiver.........................        885,902         551,817      2,855,600       607,513
                                                                 ----------      ----------    -----------    ----------
Net investment income (loss)................................       (131,673)       (185,188)      (560,143)      205,245
                                                                 ----------      ----------    -----------    ----------
Realized and Unrealized Gain (Loss) on Investments
---------------------------------------------
Net realized gain from investment transactions..............      1,149,279         818,812     18,888,445     7,282,605
Net realized gain from foreign currency transactions........        200,478              --             --            --
Net increase (decrease) in unrealized appreciation of
  investments during the year...............................      1,394,725       7,556,848     42,301,556       (39,290)
Net increase in unrealized appreciation of covered call
  options written during the year...........................             --              --             --          (695)
Net decrease in unrealized appreciation from foreign
  currency during the year..................................       (142,713)             --             --            --
                                                                 ----------      ----------    -----------    ----------
        Net gain on investments.............................      2,601,769       8,375,660     61,190,001     7,242,620
                                                                 ----------      ----------    -----------    ----------
Net increase in net assets resulting from operations........     $2,470,096      $8,190,472    $60,629,858    $7,447,865
                                                                 ==========      ==========    ===========    ==========

---------------

(a) Net of $77,808 foreign withholding taxes
(b) Net of $207 foreign withholding taxes

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEARS ENDED
                                                                ------------------------------------
                                                                OCTOBER 31, 1997    OCTOBER 31, 1996
                                                                ----------------    ----------------
  Eagle International Equity Portfolio
  ------------------------------------
  Increase (decrease) in net assets:
  Operations:
    Net investment income (loss)..............................    $  (131,673)        $     1,400
    Net realized gain on investment transactions..............      1,149,279             176,463
    Net realized gain from foreign currency transactions......        200,478             236,722
    Net increase in unrealized appreciation of investments
      during the year.........................................      1,394,725             589,606
    Net increase (decrease) in unrealized appreciation from
      foreign currency during the year........................       (142,713)            142,373
                                                                  -----------         -----------
    Net increase in net assets resulting from operations......      2,470,096           1,146,564
                                                                  -----------         -----------
  Distribution to shareholders from:
    Net investment income Class A Shares, ($0.44 per share)...        (62,318)                 --
    Net investment income Class C Shares, ($0.34 per share)...        (18,908)                 --
    Net investment income Eagle Shares, ($0.31 and $0.01 per
      share, respectively)....................................       (318,525)             (7,915)
    Net realized gains Class A Shares, ($0.17 per share)......        (23,850)                 --
    Net realized gains Class C Shares, ($0.17 per share)......         (9,263)                 --
    Net realized gains Eagle Shares, ($0.17 and $0.47 per
      share, respectively)....................................       (172,431)           (254,085)
  Increase in net assets from Fund share transactions (Note
    2)........................................................     13,835,836          15,059,163
                                                                  -----------         -----------
  Increase in net assets......................................     15,700,637          15,943,727
  Net assets, beginning of year...............................     25,914,286           9,970,559
                                                                  -----------         -----------
  Net assets, end of year (including distribution in excess of net investment income of $40,256 and undistributed net
    investment income of $230,207, respectively)..............    $41,614,923         $25,914,286
                                                                  ===========         ===========

                                                                        FOR THE YEARS ENDED
                                                                ------------------------------------
                                                                OCTOBER 31, 1997    OCTOBER 31, 1996
                                                                ----------------    ----------------
  Growth Equity Fund
  -----------------
  Increase (decrease) in net assets:
  Operations:
    Net investment loss.......................................    $  (185,188)        $   (39,484)
    Net realized gain (loss) on investment transactions.......        818,812             (54,321)
    Net increase in unrealized appreciation of investments
      during the year.........................................      7,556,848           2,448,602
                                                                  -----------         -----------
    Net increase in net assets resulting from operations......      8,190,472           2,354,797
  Increase in net assets from Fund share transactions (Note
    2)........................................................     17,355,665          14,889,668
                                                                  -----------         -----------
  Increase in net assets......................................     25,546,137          17,244,465
  Net assets beginning of year................................     17,246,465               2,000
                                                                  -----------         -----------
  Net assets, end of year.....................................    $42,792,602         $17,246,465
                                                                  ===========         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEARS ENDED
                                                                ------------------------------------
                                                                OCTOBER 31, 1997    OCTOBER 31, 1996
                                                                ----------------    ----------------
  Small Cap Stock Fund
  --------------------
  Increase (decrease) in net assets:
  Operations:
    Net investment loss.......................................    $   (560,143)       $   (299,620)
    Net realized gain on investment transactions..............      18,888,445          10,012,029
    Net increase in unrealized appreciation of investments
      during the year.........................................      42,301,556          13,069,090
                                                                  ------------        ------------
    Net increase in net assets resulting from operations......      60,629,858          22,781,499
  Distribution to shareholders from:
    Net investment income Class A Shares, ($0.01 per share)...              --             (35,074)
    Net realized gains Class A Shares, ($1.88 and $0.84 per
      share, respectively)....................................      (7,806,517)         (2,610,402)
    Net realized gains Class C Shares, ($1.88 and $0.84 per
      share, respectively)....................................      (2,105,065)           (286,911)
  Increase in net assets from Fund share transactions (Note
    2)........................................................     140,852,503          39,103,703
                                                                  ------------        ------------
  Increase in net assets......................................     191,570,779          58,952,815
  Net assets, beginning of year...............................     120,778,868          61,826,053
                                                                  ------------        ------------
  Net assets, end of year.....................................    $312,349,647        $120,778,868
                                                                  ============        ============

                                                                        FOR THE YEARS ENDED
                                                                ------------------------------------
                                                                OCTOBER 31, 1997    OCTOBER 31, 1996
                                                                ----------------    ----------------
  Value Equity Fund
  -----------------
  Increase (decrease) in net assets:
  Operations:
    Net investment income.....................................    $    205,245        $    141,189
    Net realized gain on investment transactions..............       7,282,605           1,660,050
    Net increase (decrease) in unrealized appreciation of
      investments during the year.............................         (39,985)          1,267,164
                                                                  ------------        ------------
    Net increase in net assets resulting from operations......       7,447,865           3,068,403
  Distributions to shareholders from:
    Net investment income Class A Shares, ($0.15 and $0.11 per
      share, respectively)....................................        (117,148)            (76,650)
    Net investment income Class C Shares, ($0.03 and $0.07 per
      share, respectively)....................................         (17,648)            (18,841)
    Net realized gains Class A Shares, ($1.30 and $0.55 per
      share, respectively)....................................        (990,566)           (387,181)
    Net realized gains Class A Shares, ($1.30 and $0.55 per
      share, respectively)....................................        (665,431)           (157,941)
  Increase in net assets from Fund share transactions (Note
    2)........................................................       5,193,588           7,075,151
                                                                  ------------        ------------
  Increase in net assets......................................      10,850,660           9,502,941
  Net assets, beginning of year...............................      25,673,747          16,170,806
                                                                  ------------        ------------
  Net assets, end of year (including undistributed net
    investment income of $182,541 and $102,173,
    respectively).............................................    $ 36,524,407        $ 25,673,747
                                                                  ============        ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
           HERITAGE SERIES TRUST-EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                           CLASS C SHARES*
                                                      CLASS A SHARES*       FOR THE YEARS           EAGLE SHARES*
                                                    FOR THE YEARS ENDED         ENDED            FOR THE YEARS ENDED
                                                    -------------------    ---------------    --------------------------
                                                     1997       1996++      1997    1996++     1997       1996    1995+
                                                    -------     -------    ------   ------    ------     ------   ------
NET ASSET VALUE, BEGINNING OF YEAR................   $22.25      $21.11    $22.12   $21.11    $22.14     $20.79   $20.00
                                                     ------      ------    ------   ------    ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a).................     0.05         .10     (0.13)    (.07)    (0.11)      (.01)    (.03)
  Net realized and unrealized gain on
    investments...................................     2.28        1.04      2.25     1.08      2.28       1.84      .82
                                                     ------      ------    ------   ------    ------     ------   ------
Total from investment operations..................     2.33        1.14      2.12     1.01      2.17       1.83      .79
                                                     ------      ------    ------   ------    ------     ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income............    (0.44)         --     (0.34)      --     (0.31)      (.01)      --
  Distributions from net realized gains...........    (0.17)         --     (0.17)      --     (0.17)      (.47)      --
                                                     ------      ------    ------   ------    ------     ------   ------
Total Distributions...............................    (0.61)         --     (0.51)      --     (0.48)      (.48)      --
                                                     ------      ------    ------   ------    ------     ------   ------
NET ASSET VALUE, END OF YEAR......................   $23.97      $22.25    $23.73   $22.12    $23.83     $22.14   $20.79
                                                     ======      ======    ======   ======    ======     ======   ======
TOTAL RETURN (%)(D)...............................    10.71(e)     5.40(c)   9.79(e)   4.78(c)   9.98(e)   8.93     3.95(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a).....................................     1.97        1.97(b)   2.72     2.72(b)   2.60       2.60     2.60(b)
  Net investment income (loss) to average daily
    net assets....................................      .22         .44(b)   (.52)    (.32)(b)   (.47)     (.02)    (.33)(b)
  Portfolio turnover rate(c)......................       50          59        50       59        50         59       61
  Average commission rate on portfolio
    transactions..................................   $.0164      $.0289    $.0164   $.0289    $.0164     $.0289       --
  Net assets, end of year ($ millions)............        6           3         4        1        32         22       10

---------------

  *Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
  +For the period May 1, 1995 (commencement of operations) to October 31, 1995. ++For the period December 27, 1995 (commencement of Class A and Class C Shares)
   to October 31, 1996.
(a)Excludes management fees waived by the Eagle in the amount of $.06 and $.16 per Class A Share, respectively. The operating expense ratio including such items would have been 2.23% and 2.69% (annualized) for Class A Shares, respectively. Excludes management fees waived by the Eagle in the amount of $.06 and $.16 per Class C Share, respectively. The operating expense ratio including such items would have been 2.98% and 3.44% (annualized) for Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Eagle in the amount of $.06, $.16 and $.17 per Eagle Share, respectively. The operating expense ratios including such items would have been 2.86%, 3.31% and 5.09% (annualized) for Eagle Shares, respectively.
(b)Annualized.
(c)Not annualized.
(d)Calculated without the imposition of a sales load.
(e)These returns are calculated based on the published net asset value.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-GROWTH EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                CLASS A SHARES*          CLASS C SHARES*
                                                              FOR THE YEARS ENDED      FOR THE YEARS ENDED
                                                                  OCTOBER 31,              OCTOBER 31,
                                                              -------------------      -------------------
                                                               1997        1996+        1997        1996+
                                                              -------      ------      -------      ------
NET ASSET VALUE, BEGINNING OF YEAR..........................  $ 17.74      $14.29      $ 17.61      $14.29
                                                              -------      ------      -------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)..................................    (0.07)       (.03)       (0.24)       (.15)
  Net realized and unrealized gain on investments...........     6.10        3.48         6.05        3.47
                                                              -------      ------      -------      ------
Total from investment operations............................     6.03        3.45         5.81        3.32
                                                              -------      ------      -------      ------
NET ASSET VALUE, END OF YEAR................................  $ 23.77      $17.74      $ 23.42      $17.61
                                                              =======      ======      =======      ======
TOTAL RETURN (%)(D).........................................    33.99       24.14(c)     32.99       23.23(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets(a)...     1.61        1.65(b)      2.36        2.40(b)
  Net investment income to average daily net assets.........    (0.35)      (0.19)(b)    (1.14)       (.96)(b)
  Portfolio turnover rate(c)................................       50          23           50          23
  Average commission rate on portfolio transactions.........  $ .0600      $.0599      $ .0600      $.0599
  Net assets, end of year ($ millions)......................       24          12           18           5

---------------

 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 + For the period November 16, 1995 (commencement of operations) to October 31, 1996.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.11 per share, for the period ended October 31, 1996. The operating expense ratios including such items would have been 2.39% (annualized) for Class A Shares and 3.14% (annualized) for Class C Shares, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manager of $.01 per share. The operating expense ratios excluding such items would have been 1.54% for Class A Shares and 2.29% for Class C Shares.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales load.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   CLASS A SHARES                       CLASS C SHARES
                                                                FOR THE YEARS ENDED                   FOR THE YEARS ENDED
                                                                    OCTOBER 31,                           OCTOBER 31,
                                                     ------------------------------------------    -------------------------
                                                     1997*    1996*     1995     1994    1993+     1997*     1996*    1995++
                                                     ------   ------   ------   ------   ------    ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR.................  $24.08   $18.86   $16.20   $15.57   $14.29    $23.84    $18.79   $15.67
                                                     ------   ------   ------   ------   ------    ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)..................   (0.02)    (.05)     .02     (.01)    (.01)    (0.23)     (.22)    (.02)
  Net realized and unrealized gain on
    investments....................................    8.21     6.12     3.62      .64     1.29      8.10      6.11     3.14
                                                     ------   ------   ------   ------   ------    ------    ------   ------
Total from investment operations...................    8.19     6.07     3.64      .63     1.28      7.87      5.89     3.12
                                                     ------   ------   ------   ------   ------    ------    ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income.............      --     (.01)    (.01)      --       --        --        --       --
  Distributions from net realized gains............   (1.88)    (.84)    (.97)      --       --     (1.88)     (.84)      --
                                                     ------   ------   ------   ------   ------    ------    ------   ------
  Total Distributions..............................   (1.88)    (.85)    (.98)      --       --     (1.88)     (.84)      --
                                                     ------   ------   ------   ------   ------    ------    ------   ------
NET ASSET VALUE, END OF YEAR.......................  $30.39   $24.08   $18.86   $16.20   $15.57    $29.83    $23.84   $18.79
                                                     ======   ======   ======   ======   ======    ======    ======   ======
TOTAL RETURN (%)(D)................................   36.68    33.18    23.97     4.05     8.96(c)  35.63     32.22    19.91(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)......................................    1.25     1.41     1.88     1.91     2.00(b)   2.00      2.13     2.36(b)
  Net investment income to average daily net
    assets.........................................   (0.09)    (.21)     .15     (.07)    (.15)(b)  (0.85)    (.94)    (.46)(b)
  Portfolio turnover rate(c).......................      54       80       89       95       97        54        80       89
  Average commission rate on portfolio
    transactions...................................  $.0633   $.0637       --       --       --    $.0633    $.0637       --
  Net assets, end of year ($ millions).............     222       96       57       42       40        90        25        4

---------------
  * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 + For the period May 7, 1993 (commencement of operations) to October 31, 1993. ++ For the period April 3, 1995 (commencement of Class C Shares) to October 31,
    1995.
(a) Excludes management fees waived by the Manager of less than $.01 per share for the period ended October 31, 1993. The operating expense ratio including such items would have been 2.09% (annualized). The year ended October 31, 1994 includes recovery of previously waived management fees paid to the manager of less than $.01 per share.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales load.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             CLASS A SHARES*                   CLASS C SHARES*
                                                           FOR THE YEARS ENDED               FOR THE YEARS ENDED
                                                               OCTOBER 31,                       OCTOBER 31,
                                                       ----------------------------     -----------------------------
                                                        1997       1996      1995+       1997       1996      1995++
                                                       ------     ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF YEAR...................  $20.27     $18.00     $14.29     $20.06     $17.92     $15.27
                                                       ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)...........................    0.22        .17        .08       0.05        .02        .01
  Net realized and unrealized gain on investments....    5.23       2.76       3.63       5.20       2.74       2.64
                                                       ------     ------     ------     ------     ------     ------
Total from investment operations.....................    5.45       2.93       3.71       5.25       2.76       2.65
                                                       ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income...............   (0.15)      (.11)        --      (0.03)      (.07)        --
  Distributions from net realized gains..............   (1.30)      (.55)        --      (1.30)      (.55)        --
                                                       ------     ------     ------     ------     ------     ------
Total Distributions..................................   (1.45)      (.66)        --      (1.33)      (.62)        --
                                                       ------     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR.........................  $24.27     $20.27     $18.00     $23.98     $20.06     $17.92
                                                       ======     ======     ======     ======     ======     ======
TOTAL RETURN (%)(D)..................................   28.69      16.59      25.96(c)   27.79      15.65      17.35(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)........................................    1.61       1.65       1.65(b)    2.36       2.40       2.40(b)
  Net investment income to average daily net
    assets...........................................    0.96        .89       1.05(b)    0.21        .13        .28(b)
  Portfolio turnover rate(c).........................     155        129         82        155        129         82
  Average commission rate on portfolio
    transactions.....................................  $.0580     $.0550         --     $.0580     $.0550         --
  Net assets, end of year ($ millions)...............      19         15         12         13         10          4

---------------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since the use of the undistributed income method does not correspond with results of operations.
 + For the period December 30, 1994 (commencement of operations) to October 31, 1995.
++ For the period April 3, 1995 (commencement of Class C Shares) to October 31, 1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class A Share, for the two years ended October 31, 1996. The operating expense ratios including such items would have been 1.99% and 3.49% (annualized) for Class A Shares, for the two years ended October 31, 1996. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class C Share, for the two years ended October 31, 1996. The operating expense ratio including such items would have been 2.74% and 4.24% (annualized) for Class C Shares for the two years ended October 31, 1996. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manager of $.02 per Class A and C Shares. The operating expense ratio excluding such items would have been 1.53% and 2.28% for Class A and C Shares, respectively. Effective October 1, 1997, all of the assets of the Fund were allocated to Eagle Asset Management, Inc. from Dreman Value Advisors, Inc.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales load.

    The accompanying notes are an integral part of the financial statements.

                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS


Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in four series, the Eagle International Equity Portfolio, the Growth Equity Fund, the Small Cap Stock Fund, and the Value Equity Fund (each, a "Fund" and collectively, the "Funds"). The Eagle International Equity Portfolio primarily seeks capital appreciation principally through investment in an international portfolio of equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions less than one year after purchase. The Eagle International Equity Portfolio also issues Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Foreign Currency Transactions: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

        Forward Foreign Currency Contracts: The Eagle International Equity Portfolio may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Eagle International Equity Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

        Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: Each Fund is treated as a single corporate taxpayer and provided for in the Tax Reform Act of 1986, as amended. A Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Net Realized Gains. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Option Accounting Principles: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit form any increase in stock value above the exercise price of the option. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

        Expenses: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are all allocated proportionately among the Trust. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

        Organization Expenses: Expenses incurred in connection with the formation of each Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: Each Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At October 31, 1997, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares, C Shares and Eagle Shares of the Eagle International Equity Portfolio during the year ended October 31, 1997 and 1996 were as follows:

                                                                           EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                                   ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31, 1997             OCTOBER 31, 1996
                                                                   ------------------------      ----------------------
        CLASS A SHARES                                              SHARES        AMOUNT         SHARES       AMOUNT
        --------------                                             ---------    -----------      -------    -----------
        Shares sold..............................................    145,840    $ 3,468,293      159,739    $ 3,524,406
        Shares issued on reinvestment of distributions...........      3,346         75,081           --             --
        Shares redeemed..........................................    (33,267)      (815,865)     (19,896)      (444,547)
                                                                   ---------    -----------      -------    -----------
        Net increase.............................................    115,919    $ 2,727,509      139,843    $ 3,079,859
                                                                                ===========                 ===========
        Shares outstanding:
          Beginning of year......................................    139,843                          --
                                                                   ---------                     -------
          End of year............................................    255,762                     139,843
                                                                   =========                     =======

                                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31, 1997             OCTOBER 31, 1996
                                                                   ------------------------      ----------------------
        CLASS C SHARES                                              SHARES        AMOUNT         SHARES       AMOUNT
        --------------                                             ---------    -----------      -------    -----------
        Shares sold..............................................    121,689    $ 2,915,342       56,036    $ 1,238,468
        Shares issued on reinvestment of distributions...........      1,158         25,899           --             --
        Shares redeemed..........................................    (18,479)      (439,911)      (2,012)       (44,397)
                                                                   ---------    -----------      -------    -----------
        Net increase.............................................    104,368    $ 2,501,330       54,024    $ 1,194,071
                                                                                ===========                 ===========
        Shares outstanding:
          Beginning of year......................................     54,024                          --
                                                                   ---------                     -------
          End of year............................................    158,392                      54,024
                                                                   =========                     =======

                                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31, 1997             OCTOBER 31, 1996
                                                                   ------------------------      ----------------------
        EAGLE SHARES                                                SHARES        AMOUNT         SHARES       AMOUNT
        ------------                                               ---------    -----------      -------    -----------
        Shares sold..............................................    459,654    $11,104,451      534,815    $11,648,653
        Shares issued on reinvestment of distributions...........     21,188        475,249       11,917        251,561
        Shares redeemed..........................................   (125,683)    (2,972,703)     (50,151)    (1,114,981)
                                                                   ---------    -----------      -------    -----------
        Net increase.............................................    355,159    $ 8,606,997      496,581    $10,785,233
                                                                                ===========                 ===========
        Shares outstanding:
          Beginning of year......................................    976,144                     479,563
                                                                   ---------                     -------
          End of year............................................  1,331,303                     976,144
                                                                   =========                     =======

       Transactions in Class A Shares and C Shares of the Growth Equity Fund during the year ended October 31, 1997 and 1996 were as follows:

                                                                                   GROWTH EQUITY FUND
                                                                  -----------------------------------------------------
                                                                                   FOR THE YEARS ENDED
                                                                      OCTOBER 31, 1997             OCTOBER 31, 1996
                                                                  ------------------------      -----------------------
        CLASS A SHARES                                             SHARES        AMOUNT         SHARES        AMOUNT
        --------------                                            ---------    -----------      -------     -----------
        Shares sold.............................................    553,303    $11,132,958      764,029     $11,657,911
        Shares redeemed.........................................   (208,950)    (4,286,048)     (79,658)     (1,284,160)
                                                                  ---------    -----------      -------     -----------
        Net increase............................................    344,353    $ 6,846,910      684,371     $10,373,751
                                                                               ===========                  ===========
        Shares outstanding:
          Beginning of year.....................................    684,441                          70
                                                                  ---------                     -------
          End of year...........................................  1,028,794                     684,441
                                                                  =========                     =======

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 FOR THE YEARS ENDED
                                                                   OCTOBER 31, 1997               OCTOBER 31, 1996
                                                               -------------------------      -------------------------
        CLASS C SHARES                                          SHARES         AMOUNT          SHARES         AMOUNT
        --------------                                         ---------    ------------      ---------    ------------
        Shares sold..........................................    534,451    $ 11,343,816        319,149    $  4,976,551
        Shares redeemed......................................    (41,133)       (835,061)       (29,417)       (460,634)
                                                               ---------    ------------      ---------    ------------
        Net increase.........................................    493,318    $ 10,508,755        289,732    $  4,515,917
                                                                            ============                   ============
        Shares outstanding:
          Beginning of year..................................    289,802                             70
                                                               ---------                      ---------
          End of year........................................    783,120                        289,802
                                                               =========                      =========

       Transactions in Class A Shares and C Shares of the Small Cap Stock Fund during the year ended October 31, 1997 and 1996 were as follows:

                                                                                 SMALL CAP STOCK FUND
                                                               --------------------------------------------------------
                                                                                 FOR THE YEARS ENDED
                                                                   OCTOBER 31, 1997               OCTOBER 31, 1996
                                                               -------------------------      -------------------------
        CLASS A SHARES                                          SHARES         AMOUNT          SHARES         AMOUNT
        --------------                                         ---------    ------------      ---------    ------------
        Shares sold..........................................  3,806,977    $102,346,776      1,691,124    $ 38,648,805
        Shares issued on reinvestment of distributions.......    335,280       7,590,750        121,498       2,404,449
        Shares redeemed......................................   (805,333)    (21,288,297)      (878,130)    (20,167,883)
                                                               ---------    ------------      ---------    ------------
        Net increase.........................................  3,336,924    $ 88,649,229        934,492    $ 20,885,371
                                                                            ============                   ============
        Shares outstanding:
          Beginning of year..................................  3,978,995                      3,044,503
                                                               ---------                      ---------
          End of year........................................  7,315,919                      3,978,995
                                                               =========                      =========

                                                                                 FOR THE YEARS ENDED
                                                                   OCTOBER 31, 1997               OCTOBER 31, 1996
                                                               -------------------------      -------------------------
        CLASS C SHARES                                          SHARES         AMOUNT          SHARES         AMOUNT
        --------------                                         ---------    ------------      ---------    ------------
        Shares sold..........................................  2,145,616    $ 56,993,115        960,949    $ 21,587,317
        Shares issued on reinvestment of distributions.......     93,252       2,086,050         14,285         281,141
        Shares redeemed......................................   (267,904)     (6,875,891)      (161,609)     (3,650,126)
                                                               ---------    ------------      ---------    ------------
        Net increase.........................................  1,970,964    $ 52,203,274        813,625    $ 18,218,332
                                                                            ============                   ============
        Shares outstanding:
          Beginning of year..................................  1,047,546                        233,921
                                                               ---------                      ---------
          End of year........................................  3,018,510                      1,047,546
                                                               =========                      =========

       Transactions in Class A Shares and C Shares of the Value Equity Fund during the year ended October 31, 1997 and 1996 were as follows:

                                                                                  VALUE EQUITY FUND
                                                               --------------------------------------------------------
                                                                                 FOR THE YEARS ENDED
                                                                   OCTOBER 31, 1997               OCTOBER 31, 1996
                                                               -------------------------      -------------------------
        CLASS A SHARES                                          SHARES         AMOUNT          SHARES         AMOUNT
        --------------                                         ---------    ------------      ---------    ------------
        Shares sold..........................................    189,849    $  4,264,982        267,317    $  5,100,504
        Shares issued on reinvestment of distributions.......     54,761       1,062,355         23,052         430,843
        Shares redeemed......................................   (148,365)     (3,309,390)      (192,041)     (3,697,351)
                                                               ---------    ------------      ---------    ------------
        Net increase.........................................     96,245    $  2,017,947         98,328    $  1,833,996
                                                                            ============                   ============
        Shares outstanding:
          Beginning of year..................................    760,289                        661,961
                                                               ---------                      ---------
          End of year........................................    856,534                        760,289
                                                               =========                      =========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  FOR THE YEARS ENDED
                                                                     OCTOBER 31, 1997             OCTOBER 31, 1996
                                                                  -----------------------      -----------------------
        CLASS C SHARES                                             SHARES       AMOUNT          SHARES       AMOUNT
        --------------                                            --------    -----------      --------    -----------
        Shares sold.............................................   196,401    $ 4,418,250       307,936    $ 5,887,055
        Shares issued on reinvestment of distributions..........    34,665        668,696         9,456        176,072
        Shares redeemed.........................................   (86,706)    (1,911,305)      (43,021)      (821,972)
                                                                  --------    -----------      --------    -----------
        Net increase............................................   144,360    $ 3,175,641       274,371    $ 5,241,155
                                                                              ===========                  ===========
        Shares outstanding:
          Beginning of year.....................................   511,695                      237,324
                                                                  --------                     --------
          End of year...........................................   656,055                      511,695
                                                                  ========                     ========

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31, 1997, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) were as follows:

                                                                         INVESTMENT SECURITIES
                                                                      ----------------------------
                                                                       PURCHASES         SALES
                                                                      ------------    ------------
        Eagle International Equity Portfolio........................  $ 27,640,397    $ 16,594,704
        Growth Equity Fund..........................................  $ 30,460,069    $ 13,860,042
        Small Cap Stock Fund........................................  $218,931,300    $100,463,030
        Value Equity Fund...........................................  $ 47,142,265    $ 45,111,217

   Agency brokerage commissions for the Eagle International Equity Portfolio, the Growth Equity Fund, the Small Cap Stock Fund, and the Value Equity Fund for the year ended October 31, 1997 aggregated $111,523, $36,721, $490,512 and $100,688, of which $0, $1,560, $114,416 and $0, was paid to Raymond James & Associates, Inc., respectively.

                                                                      NUMBER OF    PREMIUMS
                                                                      CONTRACTS    RECEIVED
                                                                      ---------    --------
        Outstanding October 31, 1996................................     $--       $    --
          Written...................................................     $80       $20,429
                                                                         ---       -------
        Outstanding October 31, 1997................................     $80       $20,429
                                                                         ===       =======

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the "Manager"), the Growth Equity and Value Equity Funds agree to pay to the Manager a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed daily and payable monthly. For the Small Cap Stock Fund the management fee is 1.0% on the first $50 million and 0.75% of any excess over $50 million of net assets. Under the Fund's Investment Advisory and Administrative Agreement with Eagle Asset Management, Inc. ("Eagle"), the Eagle International Equity Portfolio management fee is 1.0% on the first $100 million of net assets and 0.80% of any excess over $100 million of net assets. Effective March 1, 1997, the Manager agreed to waive its fees and if necessary reimburse the Funds to the extent that the Fund operating expenses exceed 1.60% for Class A Shares of the Value Equity, Growth Equity and Small Cap Stock Fund (2.35% for Class C Shares) on an annual basis and since inception, Eagle has capped expenses at 1.97% for Class A Shares of the Eagle International Equity Portfolio (2.72% for Class C Shares). Under these agreements, management fees of $91,433 were waived for the Eagle International Equity Portfolio and management fees of $26,319 and $19,538 were recovered by the Value Equity Fund and the Growth Equity Fund, respectively for the year ended October 31, 1997. If total Fund expenses fall below the expense limitation agreed to by Eagle before the end of the year ended October 31, 1999, Eagle International Equity Portfolio may be required to pay Eagle a portion or all of the waived management fees. In addition the Eagle International Equity Portfolio may be required to pay Eagle, a portion or all of the management fees waived in fiscal 1996 if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 1998.

        Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation to provide to the Eagle International Equity Portfolio investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by Eagle equal to .50% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 1997 the Subadviser earned $175,957 for Subadviser fees, which was paid by Eagle.

        The Manager has entered into agreements with Eagle, (with respect to the Value Equity Fund and the Growth Equity Fund) and with Eagle and Awad & Associates, Inc., a division of Raymond James & Associates, Inc., (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 1997 the total fees the Subadvisers earned were $110,273, $804,999 and $111,334 for the Growth Equity Fund, Small Cap Stock Fund and Value Equity Fund, respectively.

        Effective October 1, 1997, all of the assets of the Value Equity Fund were allocated to Eagle. Prior to October 1, 1997, the assets of the Fund were managed by Dreman Value Advisors, Inc. ("Dreman"), an additional subadviser to the Fund. Dreman provided to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .35% of the Fund's average daily net assets. For the year ended October 31, 1997 Dreman earned $99,243 for subadviser fees. During November, 1997, the subadviser agreement between Dreman and the Manager expired.

                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)


        Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that it received $90,013, $196,326, $1,433,660 and $78,318 in front end sales charges for Class A Shares and $1,902, $2,793, $17,098 and $1,772 in contingent deferred sales charges for Class C Shares for the Eagle International Equity Portfolio, Growth Equity Fund, Small Cap Stock Fund and the Value Equity Fund, respectively, for the year ended October 31, 1997. The Distributor paid sales commission to salespersons and from these fees, incurred other distribution costs.

        Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class C Distribution Plan, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. The Manager, Eagle and the Distributor are all wholly subsidiaries of Raymond James Financial, Inc.

        The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Eagle International Equity Portfolio, the Growth Equity Fund, the Small Cap Stock Fund, and the Value Equity Fund. The amount payable to the Manager for such expenses as of October 31, 1997 was $15,776, $7,200, $42,000 and $7,200, respectively. In addition, the Manager performs Fund Accounting services for the Growth Equity Fund, the Small Cap Stock Fund and the Value Equity Fund and charged $29,782, $38,822 and $29,795, during the current period of which $10,000, $12,000 and $10,000, was payable as of October 31, 1997, respectively.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that also are advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an interested person of the Manager received an annual fee of $8,000, an additional fee of $2,000 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES.

        EAGLE INTERNATIONAL EQUITY PORTFOLIO

        For the year ended October 31, 1997, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, the Fund credited undistributed net investment income and debited accumulated net realized gain $260,960.

         GROWTH EQUITY FUND:

         For the year ended October 31, 1997, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund debited accumulated net realized gain on investments $176,623, paid-in capital $8,565 and credited accumulated net investment loss $185,188. The Fund utililized $54,321 of net tax basis capital losses during the current year against net realized gains from investment transactions.

         SMALL CAP STOCK FUND:

         For the year ended October 31, 1997, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and REIT distributions, the Fund debited accumulated net realized gain on investments $703,835 and credited paid-in capital $143,692 and accumulated net investment loss $560,143.

         VALUE EQUITY FUND:

         For the year ended October 31, 1997, to reflect reclassifications arising from permanent book/tax differences attributable to a dividend reclass, the Fund debited accumulated net realized gain on investments and credited undistributed net investment income $9,919.

Note 6: FINANCIAL INVESTMENTS WITH OFF-BALANCE SHEET RISK.

        EAGLE INTERNATIONAL EQUITY PORTFOLIO:

        The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

        At October 31, 1997, the Fund had no outstanding forward foreign currency exchange contracts ("forward contracts"). The Fund may enter into forward contracts to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of Heritage Series Trust

     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heritage Series Trust-Eagle International Equity Portfolio, Heritage Series Trust-Growth Equity Fund, Heritage Series Trust-Small Cap Stock Fund and Heritage Series Trust-Value Equity Fund (constituting The Heritage Series Trust, hereafter referred to as the "Trust") at October 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended October 31, 1995 were audited by other independent accountants whose reports dated November 29, 1995 for the Heritage Series Trust-Eagle International Equity Portfolio and December 22, 1995 for the Heritage Series Trust-Small Cap Stock Fund and Heritage Series Trust-Value Equity Fund expressed an unqualified opinion on those financial highlights.

Price Waterhouse LLP
Tampa, Florida

December 17, 1997



                         1997 FEDERAL INCOME TAX NOTICE
                                  (unaudited)


     During the year ended October 31, 1997, the Small Cap Stock Fund and Value Equity Fund paid to shareholders $4,875,777 and $482,606 or $0.90 and $0.38 per share, from long-term capital gains, respectively.